UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

The Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

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☒ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

MOTUS GI HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

MOTUS GI HOLDINGS, INC.

1301 East Broward Boulevard, 3rd Floor

Ft. Lauderdale, FL 33301

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be held on July 25, 2024

To Our Stockholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of Motus GI Holdings, Inc. (the “Company”) will be held on July 25, 2024, beginning at 9:30 a.m. eastern time. We are planning to hold the Special Meeting virtually via the Internet at https://www.cstproxy.com/motusgi/2024. You will not be able to attend the Special Meeting at a physical location.

At the Special Meeting, stockholders will consider and vote on the following matters:

1. The adoption and approval of the dissolution of the Company (the “Dissolution”) and, following the effectiveness of the Dissolution, its liquidation in accordance with the Plan of Distribution (as it may be amended from time to time, the “Plan of Distribution”), to satisfy the requirements of Section 281(b) of the Delaware General Corporation Law (the “DGCL”) after considering (including, as appropriate, discussions with the Company’s outside advisors and consultants) the claims to which the Company may be subject to and how to satisfy the requirements of Section 281 of the DGCL (the “Dissolution Proposal”); and

2. The adoption and approval of the adjournment of the Special Meeting, from time to time, if determined necessary or advisable by the Board of Directors of the Company or any committee thereof, including to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Dissolution Proposal.

Stockholders of record at the close of business on June 17, 2024 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting or any postponement, continuation or adjournment thereof. Your vote is important regardless of the number of shares you own.

You will be able to attend the Special Meeting, vote your shares, and submit your questions during the Special Meeting live via the Internet by visiting https://www.cstproxy.com/motusgi/2024. In order to participate in the Special Meeting live via the Internet, you must register at https://www.cstproxy.com/motusgi/2024 by 11:59 PM eastern time on July 24, 2024. If you are a registered holder, you must register using the Control Number included on your proxy card. If you hold your shares beneficially through a bank or broker, you must provide a legal proxy from your bank or broker during registration and you will be assigned a Control Number in order to vote your shares during the Special Meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the Special Meeting live via the Internet (but will not be able to vote your shares) so long as you demonstrate proof that you were a stockholders of record at the close of business on the Record Date. Instructions on how to connect and participate live via the Internet, including how to demonstrate that you were a stockholders of record at the close of business on the Record Date, are posted at https://www.cstproxy.com/motusgi/2024.

Our proxy materials, including our proxy statement for the Special Meeting and proxy card, are included herewith and are also available on the Internet at https://www.cstproxy.com/motusgi/2024.

This notice is being mailed to stockholders on June        , 2024.

By Order of the Board of Directors,

Mark Pomeranz

Chief Executive Officer

June        , 2024

If you have any questions or require any assistance in voting your shares, please call:

Alliance Advisors, LLC

200 Broadacres Drive, 3rd Floor, Bloomfield, NJ 07003

855-200-8274

PROXY STATEMENT

PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD July 25, 2024

This proxy statement contains information related to the Special Meeting of Stockholders (the “Special Meeting”) to be held on July 25, 2024 at 9:30 a.m. eastern time, or at such other time and place to which the Special Meeting may be adjourned or postponed. We are planning to hold the Special Meeting virtually via the Internet, at https://www.cstproxy.com/motusgi/2024. The enclosed proxy is solicited by the Board of Directors (the “Board”) of Motus GI Holdings, Inc. (the “Company”). The proxy materials relating to the Special Meeting will first be made available to stockholders entitled to vote at the Special Meeting on or about June , 2024. A list of record holders of the Company’s common stock entitled to vote at the Special Meeting will be available for examination by any stockholder, for any purpose germane to the Special Meeting, at our principal offices located at 1301 East Broward Boulevard, 3rd Floor, Ft. Lauderdale, FL 33301, during normal business hours for ten days prior to the Special Meeting and during the Special Meeting.

Our proxy materials, including our proxy statement for the Special Meeting and proxy card, are included herewith and are also available on the Internet at https://www.cstproxy.com/motusgi/2024.

GENERAL INFORMATION

Why are we calling this Special Meeting?

We are calling the Special Meeting to seek the adoption and approval of our stockholders of:

●	The dissolution of the Company (the “Dissolution”) and, following the effectiveness of the Dissolution, its liquidation in accordance with the Plan of Distribution (the “Plan of Distribution”), to satisfy the requirements of Section 281(b) of the Delaware General Corporation Law (the “DGCL”) after considering (including, as appropriate, discussions with the Company’s outside advisors and consultants) the claims to which the Company may be subject to and how to satisfy the requirements of Section 281 of the DGCL (the “Dissolution Proposal”); and

●	The adjournment of the Special Meeting, from time to time, if determined necessary or advisable by the Board or any committee thereof, including to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Dissolution Proposal (the “Adjournment Proposal”).

What are the Board’s recommendations?

Our Board believes that the approval of the Dissolution and the Dissolution Proposal are advisable and in the best interests of the Company and its stakeholders and recommends that you vote FOR these proposals.

Who is entitled to vote at the Special Meeting?

Only stockholders of record at the close of business on the record date, June 17, 2024 (the “Record Date”), are entitled to receive notice of the Special Meeting and to vote the shares of common stock that they held on that date at the Special Meeting, or any postponement or adjournment of the Special Meeting. Holders of our common stock are entitled to one vote per share on each matter to be voted upon.

As of the Record Date, there were 6,388,876 shares of our common stock outstanding.

Who can attend the Special Meeting?

All stockholders as of the Record Date, or their duly appointed proxies, may attend the Special Meeting. Attendance shall be solely via the Internet at https://www.cstproxy.com/motusgi/2024 using the instructions provided in this proxy statement or any accompanying materials.

How do I attend and vote shares at the Special Meeting?

The Special Meeting will be conducted virtually over the Internet. As a shareholder you will need your Control Number to join the Special Meeting. You can obtain your Control Number from the proxy card you received from Continental Stock Transfer (“Continental”). If you hold your position through a bank or broker and would like to join the Special Meeting and vote or ask a question, you will need to supply Continental with a legal proxy. In order to obtain a Control Number, Continental can be reached at 917-262-2373, or www.proxy@continentalstock.com. Any shareholder with a valid Control Number may attend, listen, vote and ask a question during the virtual meeting.

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How can I submit a question for the Special Meeting?

Stockholders may submit questions in writing during the Special Meeting at https://www.cstproxy.com/motusgi/2024. Stockholders will need their Control Number (which can be obtained by following the procedures described under the heading “How do I attend and vote shares at the Special Meeting?” above).

As part of the Special Meeting, we will hold a live question and answer session, during which we intend to answer questions submitted in writing during the Special Meeting in accordance with the Special Meeting procedures which are pertinent to the Company and the Special Meeting matters, as time permits.

What if I have technical difficulties during the Special Meeting?

There will be technicians ready to assist you with any technical difficulties you may have accessing the Special Meeting live via the Internet. Please be sure to check in by 9:00 a.m. eastern time on July 25, 2024, the day of the Special Meeting, so we may address any technical difficulties before the Special Meeting begins live via the Internet.

What constitutes a quorum?

The presence at the Special Meeting, in person or by proxy, of the holders of one-third of our common stock outstanding on the Record Date will constitute a quorum. Signed proxies received but not voted and “broker non-votes” will be included in the calculation of the number of shares considered to be present at the Special Meeting.

How do I vote?

●	Before the Special Meeting: You can vote on matters that come before the Special Meeting via the Internet, by following the instructions in the proxy card at https://www.cstproxyvote.com/motusgi/2024, or by submitting your proxy card by mail.

If you are a stockholder of record, to submit your proxy by mail or vote via the Internet, follow the instructions on the proxy card. If you hold your shares in street name, you may vote via the Internet as instructed by your broker, bank or other nominee.

Your shares will be voted as you indicate on your proxy card. If you sign your proxy card but do not indicate your voting preferences, the individuals named on the proxy card will vote your shares in accordance with the recommendations of the Board.

●	During the Special Meeting: If you attend the Special Meeting and prefer to vote during the Special Meeting, you may do so even if you have already voted your shares by proxy.

Even if you plan to attend the Special Meeting, we encourage you to vote in advance by Internet or mail so that your vote will be counted if you later decide not to attend the Special Meeting.

What if I vote and then change my mind?

You may revoke your proxy at any time before it is exercised by:

●	filing with the Secretary of the Company a notice of revocation;

●	sending in another duly executed proxy bearing a later date; or

●	attending the Special Meeting and casting your vote in the manner set forth above.

For purposes of submitting your vote online before the Special Meeting, you may change your vote until 11:59 p.m. Eastern Time on July 24, 2024. At this deadline, the last vote submitted will be the vote that is counted.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote at the Special Meeting.

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Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or nominee which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker as to how to vote and are also invited to attend the Special Meeting. However, because you are not the stockholder of record, you may not vote these shares at the Special Meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. If you do not vote your shares or otherwise provide the stockholder of record with voting instructions, your shares may constitute “broker non-votes.” The effect of “broker non-votes” is more specifically described in “What vote is required to approve each proposal?” below.

What vote is required to approve each proposal?

The holders of one-third of our common stock outstanding on the Record Date must be present at the Special Meeting, in person or by proxy, in order to have the required quorum for the transaction of business. Pursuant to Delaware corporate law, abstentions and “broker non-votes” will be counted for the purpose of determining whether a quorum is present.

Assuming that a quorum is present, the following votes will be required:

●	The Dissolution Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of common stock of the Company entitled to vote at the Special Meeting. With respect to the Dissolution Proposal, abstentions, “broker non-votes” (see below) and failures to vote will have the same effect as votes against the proposal.

●	The Adjournment Proposal requires the affirmative vote of a majority of the total votes cast, in person or by proxy. As a result, abstentions and “broker non-votes” (see below), if any, will not affect the outcome of the vote on this proposal.

Holders of our common stock will not have any dissenters’ rights of appraisal in connection with any of the matters to be voted on at the Special Meeting.

What are “broker non-votes”?

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, your shares are held by your broker, bank or other agent as your nominee, or in “street name,” and you will need to obtain a proxy form from the organization that holds your shares and follow the instructions included on that form regarding how to instruct the organization to vote your shares. Banks, brokers and other agents acting as nominees are permitted to use discretionary voting authority to vote proxies for proposals that are deemed “routine” by the New York Stock Exchange, but are not permitted to use discretionary voting authority to vote proxies for proposals that are deemed “non-routine” by the New York Stock Exchange. A “broker non-vote” occurs when a proposal is deemed “non-routine” and a nominee holding shares for a beneficial owner does not have discretionary voting authority with respect to the matter being considered and has not received instructions from the beneficial owner. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the New York Stock Exchange until after the date on which this proxy statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee, if you wish to determine the voting of your shares.

Under the applicable rules governing such brokers, we believe the Dissolution Proposal and the Adjournment Proposal are not likely to be considered “routine” matters. This means brokers may not be permitted to vote on these matters if the broker has not received instructions from the beneficial owner. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares.

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How are we soliciting this proxy?

We are soliciting this proxy on behalf of our Board and will pay all expenses associated therewith. Some of our officers, directors and other employees also may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or other electronic means.

In addition, we have engaged Alliance Advisors, LLC to assist us in soliciting proxies from individuals, brokers, bank nominees and other institutional holders in the same manner described above. The fees that will be paid to Alliance Advisors, LLC are not to exceed $12,000, plus approved out of pocket expenses.

We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of the capital stock and to obtain proxies.

Why is the Board recommending approval of the Dissolution and Plan of Distribution?

The Board carefully reviewed and considered the Dissolution and Plan of Distribution in light of, in addition to other pertinent factors, the fact that the Company currently has no significant business prospects; the fact that the Company will continue to incur substantial accounting, legal and other expenses associated with being a public company despite having no source of revenue or financing alternatives; and the fact that the Company has conducted a lengthy evaluation to identify remaining strategic alternatives involving the Company, such as a merger, strategic partnership or other business combination transaction, that would have a reasonable likelihood of providing value to our stockholders in excess of the amount the stockholders would receive in a liquidation. After due consideration of the options available to the Company, our Board has deemed the Dissolution to be advisable and in the best interests of the Company and our stakeholders. See “Proposal 1: Approval of the Dissolution Pursuant to the Plan of Distribution - Reasons for the Proposed Dissolution.”

What does the Plan of Distribution entail?

The Plan of Distribution provides a plan of distribution of the Company to satisfy the requirements of Section 281(b) of the DGCL after considering (including, as appropriate, discussions with the Company’s outside advisors and consultants) the claims to which the Company may be subject to and how to satisfy the requirements of Section 281(b) of the DGCL. The Company is organized under the laws of the State of Delaware, so the Dissolution and Plan of Distribution will be governed by the DGCL, which provides that we may file a Certificate of Dissolution (the “Certificate of Dissolution”) with the Office of the Secretary of State of the State of Delaware (the “Secretary of State”) following the required stockholder approval in accordance with Section 275 of the DGCL; however, the decision of whether or not to proceed with the Dissolution and Plan of Distribution and when to file the Certificate of Dissolution will be made by the Board in its sole discretion.

What will happen if the Dissolution is approved?

If the Dissolution is approved by our stockholders, our Board will have sole discretion to determine if and when (at such time as they deem appropriate following stockholder approval of the Dissolution) to proceed with the Dissolution. If the Board decides to proceed with the Dissolution, we will liquidate any remaining assets, satisfy or make reasonable provisions for our remaining obligations, and make distributions to the stockholders of available proceeds, if any. We do not currently believe there will be any available proceeds for distributions to stockholders after the payment of our remaining obligations. The Board intends to seek to distribute funds to our stockholders, if any, as quickly as possible, as permitted by the DGCL and the Plan of Distribution, and intends to take all reasonable actions to optimize the distributable value to our stockholders.

If our Board determines that the Dissolution is not in our best interests or not in the best interests of our stakeholders, our Board may direct that the Dissolution be abandoned, or may amend or modify the Plan of Distribution to the extent permitted by Delaware law without the necessity of further stockholder approval. After the Certificate of Dissolution has been filed, revocation of the Dissolution would require stockholder approval under Delaware law.

Can the Company estimate the distributions that the stockholders would receive in the Dissolution?

We cannot predict with certainty the amount of distributions, if any, to our stockholders. However, based on the information currently available to us and if our stockholders approve the Dissolution, we do not currently believe there will be any available proceeds for distributions to stockholders after the payment of our remaining obligations. In the event there were distributions for stockholders, such distributions will not occur until after the Certificate of Dissolution is filed, and we cannot predict the timing or amount of any such distributions, if any, as uncertainties as to the ultimate amount of our liabilities, the operating costs and amounts to be reserved for claims, obligations and provisions during the liquidation and winding-up process, and the related timing to complete such transactions make it impossible to predict with certainty the actual net cash amount, if any, that may ultimately be available for distribution to stockholders or the timing of any such distributions.

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Although we do not believe there will be any available proceeds for distribution to our stockholders, to the extent funds are available for distribution to stockholders, the Board intends to seek to distribute such funds to our stockholders as quickly as possible, as permitted by the DGCL and the Plan of Distribution, and will take all reasonable actions to optimize the distributable value to our stockholders. See the section entitled “Proposal 1 - Approval of the Dissolution Pursuant to the Plan of Distribution - No Expected Distributions to Stockholders” beginning on page 12 of this proxy statement for a description of the assumptions underlying and sensitivities of our estimate of the determination that we do not expect to have any available proceeds for distributions to our stockholders in the Dissolution.

What is the reporting and listing status of the Company?

On April 5, 2024, we received a notification letter (the “Letter”) from the Listing Qualifications Staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Staff had determined that the bid price of our common stock had closed at less than $1 per share over the previous 30 consecutive business days, and, as a result, did not comply with Nasdaq’s Listing Rule 5550(a)(2). The Letter indicated that, as a result of the 1:20 reverse stock split effected on July 25, 2022 and the 1:15 reverse stock split effected on November 1, 2023, pursuant to Listing Rule 5810(c)(3)(A)(iv), we were not eligible for any compliance period specified in Rule 5810(c)(3)(A) due to the fact that we effected one or more reverse stock splits over the prior two-year period with a cumulative ratio of 250 shares or more to 1. We did not believe that we would be able to maintain the listing of our common stock on The Nasdaq Capital Market and therefore did not to appeal the Staff’s determination. On April 25, 2024, our common Stock was suspended on Nasdaq. On May 13, 2024, our common stock was approved for quotation on the OTCQB market.

If the Dissolution is approved by our stockholders and if the Board determines to proceed with the Dissolution, we will close our transfer books at the effective time of the Certificate of Dissolution (the “Effective Time”). After such time, we will not record any further transfers of our common stock, except pursuant to the provisions of a deceased stockholder’s will, intestate succession, or operation of law and we will not issue any new stock certificates, other than replacement certificates. In addition, after the Effective Time, we will not issue any shares of our common stock upon exercise of outstanding options, warrants, or restricted stock units. As a result of the closing of our transfer books, it is anticipated that distributions, if any, made in connection with the Dissolution will likely be made pro rata to the same stockholders of record as the stockholders of record as of the Effective Time, and it is anticipated that no further transfers of record ownership of our common stock will occur after the Effective Time.

Additionally, whether or not the Dissolution is approved, we will have an obligation to continue to comply with the applicable reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) until we have exited such reporting requirements. We plan to initiate steps to exit from certain reporting requirements under the Exchange Act.

However, such process may be protracted and we may be required to continue to file Current Reports on Form 8-K to disclose material events, including those related to the Dissolution. Accordingly, we will continue to incur expenses that will reduce the amount available for distribution, including expenses of complying with public company reporting requirements and paying its service providers, among others.

Do I have appraisal rights in connection with the Dissolution?

None of Delaware law, our Certificate of Incorporation, as amended (the “Certificate of Incorporation”), or our Bylaws provides for appraisal or other similar rights for dissenting stockholders in connection with the Dissolution, and we do not intend to independently provide stockholders with any such right.

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Are there any risks related to the Dissolution?

Yes. You should carefully review the section entitled “Risk Factors” beginning on page 9 of this proxy statement for a description of risks related to the Dissolution.

Will I owe any U.S. federal income taxes as a result of the Dissolution?

If the Dissolution is approved and implemented, distributions made pursuant to the Plan of Distribution are intended to be treated as received by a stockholder as a series of liquidating distributions and could result in a U.S. federal income tax liability to the stockholder. A stockholder that is a U.S. Holder (as defined in “Proposal 1 - Approval of the Dissolution Pursuant to the Plan of Distribution - Certain Material U.S. Federal Income Tax Consequences of the Proposed Dissolution”) generally will recognize gain or loss on a share-by-share basis equal to the difference between (1) the sum of the amount of cash and the fair market value of property, if any, distributed to the U.S. Holder with respect to each share, less any known liabilities assumed by the U.S. Holder or to which the distributed property (if any) is subject, and (2) the U.S. Holder’s adjusted tax basis in each share of our common stock. For a more detailed discussion, including with respect to Non-U.S. Holders (as defined below), see the section titled “Proposal 1 - Approval of the Dissolution Pursuant to the Plan of Distribution -  Certain Material U.S. Federal Income Tax Consequences of the Proposed Dissolution” beginning on page 22 of this proxy statement for a summary of certain material U.S. federal income tax consequences of the Dissolution, including the ownership of an interest in a liquidating trust, if any. Stockholders are urged to carefully review the discussion of tax matters within this proxy statement and to consult their tax advisors as to the specific tax consequences to them of the Dissolution.

What will happen to our common stock if the Certificate of Dissolution is filed with the Secretary of State of Delaware?

If the Certificate of Dissolution is filed with the Secretary of State, our common stock (if not previously delisted and deregistered) will be delisted from the OTCQB market and deregistered under the Exchange Act. From and after the Effective Time, and subject to applicable law, each holder of shares of our common stock shall cease to have any rights in respect of that stock, except the right to receive distributions, if any, pursuant to and in accordance with the Plan of Distribution and the DGCL. After the Effective Time, our stock transfer records shall be closed, and we will not record or recognize any transfer of our common stock occurring after the Effective Time, except, in our sole discretion, such transfers occurring by will, intestate succession or operation of law as to which we have received adequate written notice. Under the DGCL, no stockholder shall have any appraisal rights in connection with the Dissolution.

We expect to file the Certificate of Dissolution and for the Dissolution to become effective as soon as reasonably practicable after the Dissolution is approved by our stockholders; however, the decision of whether or not to proceed with the Dissolution will be made by the Board in its sole discretion. We intend to provide advance notice to our stockholders prior to the closing of our stock transfer records.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Motus GI Holdings, Inc.

1301 East Broward Boulevard, 3rd Floor

Ft. Lauderdale, FL 33301

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SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

The information in this proxy statement includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These statements include statements regarding the intent, belief or current expectations of members of our management team, as well as the assumptions on which such statements are based, and are generally identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “predicts,” “intends,” “should,” “could,” “continues,” or the negative version of these words or other comparable words. Forward-looking statements in this proxy statement include, but are not limited to:

●	plans and expectations for the Dissolution;

●	beliefs about the Company’s available options and financial condition;

●	all statements regarding the tax and accounting consequences of the transactions contemplated by the Dissolution; and

●	all statements regarding the amount and timing of distributions made to stockholders, if any, in connection with the Dissolution.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Such statements are subject to known and unknown risks and uncertainties and other unpredictable factors, many of which are beyond our control. We make no representation or warranty (express or implied) about the accuracy of any of the forward-looking statements. These statements are based on a number of assumptions involving the judgment of management. Many relevant risks are described under the caption “Risk Factors” on page 9 of this proxy statement, as well as throughout this proxy statement and the incorporated documents, and you should consider these important cautionary factors as you read this document.

The forward-looking statements in this proxy statement involve certain uncertainties and risks, including but not limited to:

●	our ability to complete the Dissolution in a timely manner, or at all;

●	the timing and amount of cash and other assets available for distribution to our stockholders, if any, upon Dissolution;

●	the belief that based on the information currently available to us and if our stockholders approve the Dissolution, we do not currently believe there will be any available proceeds for distributions to stockholders after the payment of our remaining obligations;

●	the impact of business uncertainties in connection with the Dissolution;

●	the occurrence of any event, change or circumstance that could give rise to the termination of the Plan of Distribution;

●	the risk that we may have liabilities or obligations about which we are not currently aware;

●	the risk that the cost of settling our liabilities and contingent obligations could be higher than anticipated; and

●	other risks and uncertainties described in Part I, Item 1A. “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the Securities and Exchange Commission (“SEC”) on March 18, 2024 and those risks and uncertainties described in our other reports filed with the SEC, including our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Any forward-looking statements are made as of the date of this proxy statement only. In each case, actual results may differ materially from such forward-looking information. We can give no assurance that such expectations or forward-looking statements will prove to be correct. An occurrence of or any material adverse change in one or more of the risk factors or risks and uncertainties referred to in this proxy statement or included in the documents incorporated by reference herein or other periodic reports or other documents or filings filed with or furnished to the SEC from time to time could materially and adversely affect our business, prospects, financial condition and results of operations. Except as required by law, we do not undertake or plan to update or revise any such forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections or other circumstances affecting such forward-looking statements occurring after the date of this proxy statement.

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RISK FACTORS

The following risk factors should be carefully considered before deciding whether to vote to approve the Dissolution Proposal as described in this proxy statement. In addition, stockholders should keep in mind that the risks described below are not the only risks that are relevant to your voting decision. The risks described below are the risks that we currently believe are the material risks of which our stockholders should be aware. Nonetheless, additional risks that are not presently known to us, or that we currently believe are not material, may also prove to be important. Notably, the Company cautions that trading in the Company’s securities is highly speculative and poses substantial risks.

Trading prices for the Company’s securities may bear little or no relationship to the actual value realized, if any, by holders of the Company’s securities. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

RISKS RELATED TO THE DISSOLUTION

We cannot predict the timing of the distributions to stockholders.

Our current intention is that, if approved by our stockholders, the Certificate of Dissolution would be filed promptly after such approval, however, the decision of whether or not to proceed with the Dissolution will be made by the Board in its sole discretion. No further stockholder approval would be required to effect the Dissolution. However, if the Board determines that the Dissolution is not in our best interest or the best interest of our stakeholders, the Board may, in its sole discretion, abandon the Dissolution or may amend or modify the Plan of Distribution to the extent permitted by Delaware law without the necessity of further stockholder approval. After the Certificate of Dissolution has been filed, revocation of the Dissolution would require stockholder approval under Delaware law.

Under Delaware law, before a dissolved corporation may make any distribution to its stockholders, it must pay or make reasonable provision to pay all of its claims and obligations, including all contingent, conditional or unmatured contractual claims known to the corporation. Furthermore, we may be subject to potential liabilities relating to indemnification obligations, if any, to third parties or to our current and former officers and directors. It might take significant time to resolve these matters, and as a result we are unable to predict the timing of distributions, if any are made, to our stockholders.

We cannot assure you as to the amount of distributions, if any, to be made to our stockholders.

We cannot predict with certainty the amount of distributions, if any, to our stockholders. However, based on the information currently available to us and if our stockholders approve the Dissolution, we do not currently believe there will be any available proceeds for distributions to stockholders after the payment of our remaining obligations. These estimates do not include cash that may be available for distribution from the proceeds from any sales or our remaining assets, including our intellectual property. In the event there were distributions for stockholders, such distributions will not occur until after the Certificate of Dissolution is filed, and we cannot predict the timing or amount of any such distributions, if any, as uncertainties as to the ultimate amount of our liabilities, the operating costs and amounts to be set aside for claims, obligations and provisions during the liquidation and winding-up process, and the related timing to complete such transactions make it impossible to predict with certainty the actual net cash amount, if any, that may ultimately be available for distribution to stockholders or the timing of any such distributions. Examples of uncertainties that could reduce the value of distributions to our stockholders include: unanticipated costs relating to the defense, satisfaction or settlement of lawsuits or other claims threatened against us or our directors or officers; amounts necessary to resolve claims of any creditors or other third parties; and delays in the liquidation and dissolution or other winding up process.

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In addition, as we wind down, we will continue to incur expenses from operations, including directors’ and officers’ insurance; payments to service providers and any continuing employees or consultants; taxes; legal, accounting and consulting fees and expenses related to our filing obligations with the SEC or in connection with our listing on the OTCQB market, which will reduce any amounts available for distribution to our stockholders. As a result, we cannot assure you as to any amounts to be distributed to our stockholders if the Board proceeds with the Dissolution. If our stockholders do not approve the Dissolution Proposal, we will not be able to proceed with the Dissolution and no liquidating distributions will be made in connection therewith. See the section entitled “Proposal 1 - Approval of the Dissolution Pursuant to the Plan of Distribution  - No Expected Distributions to Stockholders” beginning on page 12 of this proxy statement for a description of the assumptions underlying and sensitivities of our estimate of the determination that we do not expect to have any available proceeds for distributions to our stockholders in the Dissolution.

It is the current intent of the Board, assuming approval of the Dissolution, that any cash will first be used to pay our outstanding current liabilities and then will be retained to pay ongoing corporate and administrative costs and expenses associated with winding down the company, liabilities and potential liabilities relating to or arising out of any litigation matters and potential liabilities relating to our indemnification obligations, if any, to our service providers, or to our current and former officers and directors.

The Board will determine, in its sole discretion, the timing of the distribution of the remaining amounts, if any, to our stockholders in the Dissolution. We can provide no assurance as to if or when any such distribution will be made, and we cannot provide any assurance as to the amount to be paid to stockholders in any such distribution, if one is made, which is not expected. Stockholders are likely to receive no distribution at all. To the extent funds are available for distribution to stockholders, the Board intends to seek to distribute such funds to our stockholders as quickly as possible, as permitted by the DGCL, and intends to take all reasonable actions to optimize the distributable value to our stockholders.

If our stockholders do not approve the Dissolution Proposal, we would not be able to continue our business operations.

As disclosed in the Current Report on Form 8-K filed on June 7, 2024, we decided to explore a range of strategic alternatives to maximize stockholder value, including, but not limited to, a merger, a business combination, a sale of assets or other transaction or a liquidation and dissolution. After an extensive review of strategic alternatives, we have been unable to identify and enter into a viable transaction with a merger partner or purchaser of our company or our assets or other strategic alternative. If our stockholders do not approve the Dissolution Proposal, the Board will continue to explore what, if any, alternatives are available for the future of the Company in light of its discontinued business activities; however, those alternatives are likely limited to seeking voluntary dissolution at a later time with potentially diminished assets or seeking bankruptcy protection (should our net assets decline to levels that would require such action). It is unlikely that these alternatives would result in greater stockholder value than the proposed Plan of Distribution and the Dissolution.

The Board may determine not to proceed with the Dissolution.

Even if the Dissolution Proposal is approved by our stockholders, the Board may determine in its sole discretion not to proceed with the Dissolution. If our Board elects to pursue any alternative to the Plan of Distribution, our stockholders may not receive any of the funds that might otherwise be available for distribution to our stockholders. After the Certificate of Dissolution has been filed, revocation of the Dissolution would require stockholder approval under Delaware law.

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Our stockholders may be liable to third parties for part or all of the amount received from us in our liquidating distributions if reserves are inadequate.

If the Dissolution becomes effective, we may establish a contingency reserve designed to satisfy any additional claims and obligations that may arise. Any contingency reserve may not be adequate to cover all of our claims and obligations. Under the DGCL, if we fail to create an adequate contingency reserve for payment of our expenses, claims and obligations, each stockholder could be held liable for payment to our creditors for claims brought prior to or after the expiration of the Survival Period (as defined below) after we file the Certificate of Dissolution with the Secretary of State (or, if we choose the Safe Harbor Procedures (as defined under the section entitled “Proposal 1 - Approval of the Dissolution Pursuant to the Plan of Distribution - Delaware Law Applicable to Our Dissolution - Payments and Distributions to Claimants and Stockholders - Safe Harbor Procedures under DGCL Sections 280 and 281(a)” beginning on page 15 of this proxy statement), for claims brought prior to the expiration of the Survival Period), up to the lesser of (i) such stockholder’s pro rata share of amounts owed to creditors in excess of the contingency reserve and (ii) the amounts previously received by such stockholder in Dissolution from us and from any liquidating trust or trusts. Accordingly, in such event, a stockholder could be required to return part or all of the distributions previously made to such stockholder, and a stockholder could receive nothing from us under the Plan of Distribution. Moreover, if a stockholder has paid taxes on amounts previously received, a repayment of all or a portion of such amount could result in a situation in which a stockholder may incur a net tax cost if the repayment of the amount previously distributed does not cause a commensurate reduction in taxes payable in an amount equal to the amount of the taxes paid on amounts previously distributed.

Our stockholders of record will not be able to buy or sell shares of our common stock after we close our stock transfer books on the Effective Time.

If the Board determines to proceed with the Dissolution, we intend to close our stock transfer books and discontinue recording transfers of our common stock at the Effective Time. After we close our stock transfer books, we will not record any further transfers of our common stock on our books except by will, intestate succession or operation of law. Therefore, shares of our common stock will not be freely transferable after the Effective Time. As a result of the closing of the stock transfer books, all liquidating distributions in the Dissolution will likely be made pro rata to the same stockholders of record as the stockholders of record as of the Record Date.

We plan to initiate steps to exit from certain reporting requirements under the Exchange Act, which may substantially reduce publicly available information about us. If the exit process is protracted, we will continue to bear the expense of being a public reporting company despite having no source of revenue.

Our common stock is currently registered under the Exchange Act, which requires that we, and our officers and directors with respect to Section 16 of the Exchange Act, comply with certain public reporting and proxy statement requirements thereunder. Compliance with these requirements is costly and time-consuming. We plan to initiate steps to exit from such reporting requirements in order to curtail expenses; however, such process may be protracted and we may be required to continue to file Current Reports on Form 8-K or other reports to disclose material events, including those related to the Dissolution. Accordingly, we will continue to incur expenses that will reduce the amount available for distribution, including expenses of complying with public company reporting requirements and paying its service providers, among others. If our reporting obligations cease, publicly available information about us will be substantially reduced.

Stockholders may not be able to recognize a loss for U.S. federal income tax purposes until they receive a final distribution from us.

Distributions made pursuant to the Plan of Distribution are intended to be treated as received by a stockholder as a series of liquidating distributions. Accordingly, as a result of the Dissolution, for U.S. federal income tax purposes, a stockholder that is a U.S. Holder (as defined in “Proposal 1 - Approval of the Dissolution Pursuant to the Plan of Distribution - Certain Material U.S. Federal Income Tax Consequences of the Proposed Dissolution”) generally will recognize gain or loss on a share-by-share basis equal to the difference between (1) the sum of the amount of cash and the fair market value of property, if any, distributed to the U.S. Holder with respect to each share, less any known liabilities assumed by the U.S. Holder or to which the distributed property (if any) is subject, and (2) the U.S. Holder’s adjusted tax basis in each share of our common stock. A liquidating distribution pursuant to the Plan of Distribution may occur at various times and in more than one tax year. Any loss generally will be recognized by a U.S. Holder only in the tax year in which the U.S. Holder receives our final liquidating distribution, and then only if the aggregate value of all liquidating distributions with respect to a share of our common stock is less than the U.S. Holder’s tax basis for that share.

For a more detailed discussion, including with respect to Non-U.S. Holders (as defined below), see the section titled “Proposal 1 - Approval of the Dissolution Pursuant to the Plan of Distribution - Certain Material U.S. Federal Income Tax Consequences of the Proposed Dissolution” beginning on page 22 of this proxy statement. Stockholders are urged to consult with their own tax advisors as to the specific tax consequences to them of the Dissolution pursuant to the Plan of Distribution.

The tax treatment of any liquidating distribution may vary from stockholder to stockholder, and the discussions in this proxy statement regarding tax consequences are general in nature.

We have not requested a ruling from the Internal Revenue Service (“IRS”) with respect to the anticipated tax consequences of the Dissolution, and we will not seek an opinion of counsel with respect to the anticipated tax consequences of any liquidating distributions. If any of the anticipated tax consequences described in this proxy statement prove to be incorrect, the result could be increased taxation at the corporate or stockholder level, thus reducing the benefit to our stockholders and us from the Dissolution. Tax considerations applicable to particular stockholders may vary with and be contingent on the stockholder’s individual circumstances.

You should consult your own tax advisor for tax advice instead of relying on the discussions of tax consequences in this proxy statement.

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PROPOSAL 1 - APPROVAL OF THE DISSOLUTION PURSUANT TO THE PLAN OF DISTRIBUTION

We are asking you to adopt and approve the Dissolution and, following the effectiveness of the Dissolution, the Company’s liquidation in accordance with the Plan of Distribution. Our Board has deemed the Dissolution to be advisable and in the best interests of the Company and our stakeholders, has authorized, adopted, approved, and recommended the Dissolution and has authorized, adopted, approved, and recommended the Plan of Distribution. The reasons for the Dissolution are described under “Proposal 1 - Approval of the Dissolution Pursuant to the Plan of Distribution - Background of the Proposed Distribution” beginning on page 13 of this proxy statement. The Dissolution requires approval by the holders of a majority of our outstanding shares of common stock entitled to vote at the Special Meeting.

In general terms, when we dissolve, we will cease conducting our business, wind up our affairs, dispose of our non-cash assets, pay or otherwise provide for our obligations, and distribute our remaining assets, if any, during a post-dissolution period of at least three years, as required by the DGCL. We will follow the dissolution and winding-up procedures prescribed by the DGCL, as described in further detail under “Proposal 1 - Approval of the Dissolution Pursuant to the Plan of Distribution - Delaware Law Applicable to Our Dissolution” beginning on page 14 of this proxy statement. Our liquidation, winding up and distribution procedures will be further guided by our Plan of Distribution, as described in further detail under “Proposal 1 - Approval of the Dissolution Pursuant to the Plan of Distribution - Our Plan of Distribution” beginning on page 17 of this proxy statement. You should carefully consider the risk factors relating to our complete liquidation and dissolution and described under “Risk Factors - Risks Related to The Dissolution” beginning on page 9 of this proxy statement.

Subject to the requirements of the DGCL and our Plan of Distribution, as further described below, we will use our existing cash to pay for our winding up procedures, including:

●	income and other taxes;

●	the costs associated with our Dissolution and winding up over the Survival Period; these costs may include, among others, expenses necessary to the implementation and administration of our Plan of Distribution and fees and other amounts payable to professional advisors (including legal counsel, financial advisors and others) and to consultants and others assisting us with our Dissolution and winding up;

●	any claims by others against us that we do not reject as part of the winding up process;

●	any amounts owed by us under contracts with third parties;

●	the funding of any reserves or other security we are required to establish, or deem appropriate to establish, to pay for asserted claims (including lawsuits) and possible future claims, as further described below; and

●	solely to the extent remaining after provision for the above-described payments, liquidating distributions to be made to our stockholders, which distributions may be made from time to time as available and in accordance with the DGCL procedures described below.

NO EXPECTED DISTRIBUTIONS TO STOCKHOLDERS

Based on currently available information and if our stockholders approve the Dissolution, we do not currently believe there will be any available proceeds for distributions to stockholders after the payment of our remaining obligations. Calculating such an estimate is inherently uncertain and requires that we make a number of assumptions regarding future events, many of which are unlikely to ultimately be true. We used the following assumptions when calculating the estimated distributable cash value: (i) approximately $3.994 million in total assets; (ii) approximately $4.769 million in total liabilities; and (iii) $0 in pending actions, suits or proceedings against the Company.

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Although we do not expect to make any distributions to our stockholders, distributions, if any, to our stockholders may be paid in one or more distributions. Such distributions will not occur until after the Certificate of Dissolution is filed, and we cannot predict the timing or amount of any such distributions, as uncertainties as to the ultimate amount of our liabilities, the operating costs and amounts to be set aside for claims, obligations and provisions during the liquidation and winding-up process, and the related timing to complete such transactions make it impossible to predict with certainty the actual net cash amount that may ultimately be available for distribution to stockholders or the timing of any such distributions. Examples of uncertainties that could reduce the value of distributions to our stockholders include: unanticipated costs relating to the defense, satisfaction or settlement of existing or future lawsuits or other claims threatened against us or our officers or directors; amounts necessary to resolve claims of our creditors; and delays in the liquidation and dissolution or other winding up of our subsidiaries due to our inability to settle claims or otherwise.

Our estimate of the anticipated initial distribution amounts is preliminary and many of the factors that are necessary to determine how much, if any, we will be able to distribute to our stockholders in liquidation are subject to change and outside of our control. While we intend to pursue matters related to our liquidation and winding up as quickly as possible if we obtain approval from our stockholders, the timing of many elements of this process after our Dissolution will not be entirely within our control and, therefore, we are unable to estimate when we would be able to begin making any post-Dissolution liquidating distributions to our stockholders. See the section entitled “Risk Factors - Risks Related to The Dissolution” beginning on page 9 of this proxy statement.

The description of the Dissolution contained in this introductory section is general in nature and is subject to various other factors and requirements, as described in greater detail below.

BACKGROUND OF THE PROPOSED DISSOLUTION

In the ordinary course from time to time, our Board and management team have evaluated and considered a variety of financial and strategic opportunities for the Company as part of our long-term strategy to enhance value for our stockholders, including potential acquisitions, divestitures, business combinations and other transactions.

Historically, we were a medical technology company providing endoscopy solutions that improve clinical outcomes and enhance the cost-efficiency associated with the diagnosis and management of gastrointestinal conditions.

We have explored a range of strategic alternatives to maximize stockholder value, including, but not limited to, a merger, a business combination, a sale of assets or other transaction or a liquidation and dissolution. After an extensive review of strategic alternatives, we have been unable to identify and enter into a viable transaction with a merger partner or purchaser of our company or our assets or other strategic transaction. We also began implementation of a Board-approved plan to preserve capital, reduce operating costs, and maximize the value of our assets.

Our Board and management consulted with advisors relating to the pursuit of a sale or merger of the Company, including a reverse merger. Despite broad canvassing and discussions with multiple potential strategic parties, we were unsuccessful in identifying and entering into agreements for any viable transactions.

In light of the strategic alternatives review, our Board determined that approving the Plan of Distribution gives our Board the most flexibility in optimizing value for our stockholders and as a result, on June 6, 2024, our Board adopted resolutions approving the Plan of Distribution and the Dissolution and recommending that our stockholders approve the Plan of Distribution and the Dissolution.

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REASONS FOR THE PROPOSED DISSOLUTION

The Board believes that the Dissolution is in the Company’s best interests and the best interests of our stakeholders. The Board considered and pursued at length potential strategic alternatives available to the Company such as a merger, strategic partnership or other business combination transaction, and, following the results of such review, believes that pursuing a wind-up of the Company in accordance with the Plan of Distribution gives our Board the most flexibility in optimizing value for our stockholders.

In making its determination to approve the Dissolution, the Board considered, in addition to other pertinent factors, the fact that the Company currently has no significant business prospects; the fact that the Company will continue to incur substantial accounting, legal and other expenses associated with being a public company despite having no source of revenue or financing alternatives; and the fact that the Company has conducted a lengthy evaluation to identify remaining strategic alternatives involving the Company, such as a merger, strategic partnership or other business combination transaction, that would have a reasonable likelihood of providing value to our stockholders in excess of the amount the stockholders would receive in a liquidation. As a result of its evaluation, the Board concluded that the Dissolution is the preferred strategy among the alternatives now available to the Company and is in the best interests of the Company and its stakeholders. Accordingly, the Board approved the Dissolution of the Company pursuant to the Plan of Distribution and recommends that our stockholders approve the Dissolution Proposal.

DELAWARE LAW APPLICABLE TO OUR DISSOLUTION

We are a corporation organized under the laws of the State of Delaware and the Dissolution will be governed by the DGCL. The following is a brief summary of some of the DGCL provisions applicable to the Dissolution. The following summary is qualified in its entirely by Sections 275 through 283 of the DGCL, which are attached to this proxy statement as Annex B.

Delaware Law Generally

Authorization of Board and Stockholders. If a corporation’s board of directors deems it advisable that the corporation should dissolve, it may adopt a resolution to that effect by a majority vote of the whole board and notify the corporation’s stockholders entitled to vote on the dissolution of the adoption of the resolution and the calling of a meeting of stockholders to act on the resolution. Our Board has unanimously adopted and approved a resolution approving the Dissolution and the Plan of Distribution and deeming them advisable and recommending them to our stockholders. The Dissolution must be authorized and approved by a majority of the votes cast on the Dissolution Proposal.

Certificate of Dissolution. If a corporation’s stockholders authorize its dissolution, to consummate the dissolution the corporation must file a certificate of dissolution with the Secretary of State. If our stockholders authorize the Dissolution at the Special Meeting, we intend to file the Certificate of Dissolution with the Secretary of State as soon as practicable after the receipt of such approval. However, the timing of such filing is subject to the discretion of the Board.

Possible Permitted Abandonment of Dissolution. The resolution authorizing a dissolution adopted by a corporation’s board of directors may provide that, notwithstanding authorization of the dissolution by the corporation’s stockholders, the board of directors may abandon the dissolution without further action by the stockholders. While we do not currently foresee any reason that our Board would abandon our proposed Dissolution once it is authorized by our stockholders, to provide our Board with the maximum flexibility to act in the best interests of our stakeholders, the resolutions adopted by our Board included language providing the board with the flexibility to abandon the Dissolution without further action of our stockholders at any time prior to the filing of the Certificate of Dissolution.

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Time of Dissolution. When a corporation’s certificate of dissolution is filed with the Secretary of State and has become effective, along with the corporation’s tender of all taxes (including Delaware franchise taxes) and fees authorized to be collected by the Secretary of State, the corporation will be dissolved.

Continuation of Corporation After Dissolution

A dissolved corporation continues its existence for three years after dissolution, or such longer period as the Delaware Court of Chancery may direct, for the purpose of prosecuting and defending suits, whether civil, criminal or administrative, by or against them, and enabling the corporation gradually to settle and close its business, to dispose of and convey its property, to discharge its liabilities and to distribute to its stockholders any remaining assets. A dissolved corporation may not, however, continue the business for which it was organized. Any action, suit or proceeding begun by or against the corporation before or during this survival period does not abate by reason of the dissolution, and for the purpose of any such action, suit or proceeding, the corporation will continue beyond the Survival Period until any related judgments, orders or decrees are fully executed, without the necessity for any special direction by the Delaware Court of Chancery. Our Plan of Distribution will govern our winding up process after Dissolution. See the section entitled “Proposal 1 - Approval of the Dissolution Pursuant to the Plan of Distribution - Our Plan of Distribution” beginning on page 17 of this proxy statement.

Payment and Distribution to Claimants and Stockholders

A dissolved corporation must make provision for the payment (or reservation of funds as security for payment) of claims against the corporation in accordance with the applicable provisions of the DGCL and the distribution of remaining assets to the corporation’s stockholders. The dissolved corporation may do this by following one of two procedures, as described below.

Safe Harbor Procedures under DGCL Sections 280 and 281(a) (the “Safe Harbor Procedures”)

A dissolved corporation may elect to give notice of its dissolution to persons having a claim against the corporation (other than claims against the corporation in any pending actions, suits or proceedings to which the corporation is a party) (“Current Claimants”) and to persons with contractual claims contingent on the occurrence or nonoccurrence of future events or otherwise conditional or unmatured (“Contingent Contractual Claimants”), and after giving these notices, following the procedures set forth in the DGCL, as described below.

The Plan of Distribution provides the Board with the discretion to elect to follow the Safe Harbor Procedures rather than the Alternative Procedures (as defined below).

Current Claimants

Notices and Publication. The notice to Current Claimants must state (1) that all such claims must be presented to the corporation in writing and must contain sufficient information to reasonably inform the corporation of the identity of the claimant and the substance of the claim; (2) the mailing address to which the claim must be sent; (3) the date (the “Claim Date”) by which the claim must be received by the corporation, which must be no earlier than 60 days from the date of the corporation’s notice; (4) that the claim will be barred if not received by the Claim Date; (5) that the corporation may make distributions to other claimants and the corporation’s stockholders or persons interested as having been such without further notice to the Current Claimant; and (6) the aggregate annual amount of all distributions made by the corporation to its stockholders for each of the three years before the date of dissolution. The notice must be published at least once a week for two consecutive weeks in a newspaper of general circulation in the county in which the corporation’s registered agent in Delaware is located and in the corporation’s principal place of business and, in the case of a corporation having $10.0 million or more in total assets at the time of dissolution, at least once in all editions of a daily newspaper with a national circulation. On or before the date of the first publication of the notice, the corporation must also mail a copy of the notice by certified or registered mail, return receipt requested, to each known claimant of the corporation, including persons with claims asserted against the corporation in a pending action, suit or proceeding to which the corporation is a party.

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Effect of Non-Responses to Notices. If the dissolved corporation does not receive a response to the corporation’s notice by the Claim Date from a Current Claimant who was given actual notice according to the foregoing paragraph, then the claimant’s claim will be barred.

Treatment of Responses to Notices. If the dissolved corporation receives a response to the corporation’s notice by the Claim Date, the dissolved corporation may accept or reject, in whole or in part, the claim. If the dissolved corporation rejects a claim, it must mail a notice of the rejection to the Current Claimant by certified or registered mail, return receipt requested, within 90 days after receipt of the claim (or, if earlier, at least 150 days before the expiration of the Survival Period). The notice must state that any claim so rejected will be barred if the Current Claimant does not commence an action, suit or proceeding with respect to the claim within 120 days of the date of the rejection.

Effect of Non-Responses to Rejections of Claims. If the dissolved corporation rejects a claim and the Current Claimant does not commence an action, suit or proceeding with respect to the claim within the 120-day post-rejection period, then the Current Claimant’s claim will be barred.

Contingent Contractual Claims

Notices. The notice to persons with contractual claims contingent on the occurrence or nonoccurrence of future events or otherwise conditional or unmatured (“Contingent Contractual Claimants”) must be in substantially the same form and sent and published in the same manner, as notices to Current Claimants and shall request that Contingent Contractual Claimants present their claims in accordance with the terms of such notice.

Responses to Contractual Claimants. If the dissolved corporation receives a response by the date specified in the notice by which the claims from Contingent Contractual Claimants must be received by the corporation, which must be no earlier than 60 days from the date of the corporation’s notice to Contingent Contractual Claimants, the dissolved corporation must offer to the Contingent Contractual Claimant such security as the dissolved corporation determines is sufficient to provide compensation to the claimant if the claim matures. This offer must be mailed to the Contingent Contractual Claimant by certified or registered mail, return receipt requested, within 90 days of the dissolved corporation’s receipt of the claim (or, if earlier, at least 150 days before the expiration of the post- dissolution survival period). If the Contingent Contractual Claimant does not deliver to the dissolved corporation a written notice rejecting the offer within 120 days after receipt of the offer for security, the claimant is deemed to have accepted the security as the sole source from which to satisfy the claim against the dissolved corporation.

Determinations by Delaware Court of Chancery

A dissolved corporation that has complied with the Safe Harbor Procedures must petition the Delaware Court of Chancery to determine the amount and form of security that will be (1) reasonably likely to be sufficient to provide compensation for any claim against the dissolved corporation that is the subject of a pending action, suit or proceeding to which the dissolved corporation is a party, other than a claim barred pursuant to the Safe Harbor Procedures, (2) sufficient to provide compensation to any Contingent Contractual Claimant who has rejected the dissolved corporation’s offer for security for such person’s claims made pursuant to the Safe Harbor Procedures, and (3) reasonably likely to be sufficient to provide compensation for claims that have not been made known to the dissolved corporation or that have not arisen but that, based on facts known to the dissolved corporation, are likely to arise or to become known to the dissolved corporation within five years after the date of dissolution or such longer period of time as the Delaware Court of Chancery may determine, not to exceed ten years after the date of dissolution.

Payments and Distributions

If a dissolved corporation has followed the Safe Harbor Procedures, then such corporation will (1) pay the current claims made but not rejected, (2) post the security offered and not rejected for contractual claims that are contingent, conditional or unmatured, (3) post any security ordered by the Delaware Court of Chancery in response to the dissolved corporation’s petition to the court described above, and (4) pay or make provision for all other claims that are mature, known and uncontested or that have been finally determined to be owing by the dissolved corporation. If there are insufficient assets to make these payments and provisions, then they will be satisfied ratably in accordance with legal priorities, to the extent that assets are available.

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All remaining assets will be distributed to the dissolved corporation’s stockholders, but not earlier than 150 days after the date of the last notice of rejection given by the dissolved corporation to a Current Claimant pursuant to the Safe Harbor Procedures.

Alternative Procedures under DGCL Section 281(b) (the “Alternative Procedures”)

If a dissolved corporation does not elect to follow the Safe Harbor Procedures, it must adopt a plan of distribution pursuant to which it will (1) pay or make reasonable provision to pay all claims and obligations, including all contingent, conditional or unmatured contractual claims known to the corporation, (2) make such provision as will be reasonably likely to be sufficient to provide compensation for any claim against the dissolved corporation that is the subject of a pending action, suit or proceeding to which the dissolved corporation is a party and (3) make such provision as will be reasonably likely to be sufficient to provide compensation for claims that have not been made known to the dissolved corporation or that have not arisen but that, based on facts known to the dissolved corporation, are likely to arise or to become known to the dissolved corporation within ten years after the date of dissolution. The plan of distribution must provide that such claims and any such provision for payment will be paid in full if there are sufficient assets. If there are insufficient assets to make these payments and provisions, then they will be satisfied ratably in accordance with legal priorities, to the extent assets are available. All remaining assets will be distributed to the dissolved corporation’s stockholders.

The Plan of Distribution adopted by the Board and proposed to the stockholders for approval constitutes the plan of distribution for purposes of the Alternative Procedures.

Liabilities of Stockholders and Directors

If a dissolved corporation follows either the Safe Harbor Procedures or the Alternative Procedures, then (1) a stockholder of the dissolved corporation’s will not be liable for any claim against the dissolved corporation in an amount in excess of the lesser of (a) the stockholder’s pro rata share of the claim and (b) the amount distributed to the stockholder. If a dissolved corporation follows the Safe Harbor Procedures, then a stockholder of the dissolved corporation will not be liable for any claim against the dissolved corporation on which an action, suit or proceeding is not begun before the expiration of the Survival Period. In no event will the aggregate liability of a stockholder of a dissolved corporation for claims against the dissolved corporation exceed the amount distributed to the stockholder in dissolution. If a dissolved corporation fully complies with either the Safe Harbor Procedures or the Alternative Procedures, then the dissolved corporation’s directors will not be personally liable to the dissolved corporation’s claimants.

Application of These Procedures to Us

We currently plan to elect to follow the Alternative Procedures. However, our Plan of Distribution specifically permits our Board the discretion to decide to abandon any plans to follow the Alternative Procedures and to follow the Safe Harbor Procedures permitted by Delaware law. If we follow the Safe Harbor Procedures, then the required published notices would be published in a newspaper of general circulation in Kent County, Delaware (the location of our registered agent), and Ft. Lauderdale, Florida (the location of our principal place of business). For more information about our liquidation, winding up and distribution procedures, see the section entitled “Proposal 1 - Approval of the Dissolution Pursuant to the Plan of Distribution - Our Plan of Distribution” beginning on page 17 of this proxy statement.

OUR PLAN OF DISTRIBUTION

We intend to conduct the Dissolution in accordance with the Plan of Distribution, which is attached to this proxy statement as Annex A and incorporated by reference into this proxy statement, to satisfy the requirements of Section 281(b) of the DGCL. The following is a summary of our Plan of Distribution and does not purport to be complete or contain all of the information that is important to you. To understand our Plan of Distribution more fully, you are urged to read this proxy statement as well as the Plan of Distribution. Our Plan of Distribution may be modified, clarified or amended by action by our Board at any time and from time to time, as further described below.

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Authorization and Effectiveness

Our Plan of Distribution will be deemed approved if the holders of a majority of the outstanding shares of common stock entitled to vote on the Dissolution Proposal have authorized the Plan of Distribution and the Dissolution and will constitute our authorized plan and will evidence our authority to take all actions described in the Plan of Distribution. Following the authorization of the Dissolution by our stockholders, at such time as our Board determines to be appropriate, we will file the Certificate of Dissolution with the Secretary of State and ensure that all relevant taxes (including Delaware franchise taxes) and fees are paid. The Effective Time of our Dissolution will be when the Certificate of Dissolution is filed with the office of the Secretary of State or such later date and time that is stated in the Certificate of Dissolution.

Survival Period

For three years after the Effective Time (or such longer period as the Delaware Court of Chancery may direct) (the “Survival Period”), we will continue as a corporate body for the purpose of prosecuting and defending lawsuits (civil, criminal or administrative) by or against us; settling and closing our business; disposing of and conveying our property; discharging our liabilities in accordance with the DGCL; and distributing our remaining assets to our stockholders. We will no longer engage in improving endoscopic outcomes and experiences. We anticipate that distributions, if any, to our stockholders will be made in cash, and may be made at any time, from time to time, in accordance with the DGCL.

General Liquidation, Winding Up and Distribution Process

We intend to elect to follow the Alternative Procedures described under the section entitled “Proposal 1 - Approval of the Dissolution Pursuant to the Plan of Distribution - Delaware Law Applicable to Our Dissolution - Alternative Procedures under DGCL Section 281(b)” beginning on page 17 of this proxy statement but our Board retains the discretion to opt to dissolve the Company in accordance with the Safe Harbor Procedures.

The Board intends to seek to distribute funds, if any, to our stockholders as quickly as possible, as permitted by the DGCL and the Plan of Distribution, and intends to take all reasonable actions to optimize the distributable value to our stockholders.

Continuing Employees and Consultants

During the Survival Period, we may retain, hire, employ or contract with employees, consultants, agents, trustees, independent professional advisors (including legal counsel, accountants and financial advisors) and others, as the Board may determine, from time to time, to be necessary or advisable to effect the Dissolution as described in our Plan of Distribution. The Board expects that during the Dissolution, the Company will continue to retain VRS Restructuring to help with the winding-up activities and administering the Dissolution. The Board also expects that outside legal and financial advisors will continue to advise on and assist with the Dissolution.

We may, in the absolute discretion of the Board, pay the Company’s directors, any employees it may hire, consultants, agents and other representatives, compensation or additional compensation above their regular compensation, including pursuant to severance and retention agreements, in money or other property, in recognition of the extraordinary efforts they will be required to undertake in connection with the implementation of the Plan of Distribution; however, given the Company’s already streamlined operations, the Board does not expect to need to hire any employees or otherwise expand the team of advisors and consultants currently in place.

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Sale of Our Remaining Assets

We have a portfolio of patents, know how, trade secrets, and other intellectual property that covers our platform technologies as well as our product discoveries. The Dissolution and the Plan of Distribution contemplate the winding up of the Company under Section 278 of the DGCL, including the possible sale of all of our remaining non-cash assets, including our intellectual property, if and at such time as the Board may approve, without further stockholder approval. The Plan of Distribution does not specify the manner in which we may sell our assets. Such sales could take the form of sales of individual assets, sales of groups of assets organized by type of asset or otherwise, a single sale of all or substantially all of our assets, or some other form of sale. The assets may be sold to one or more purchasers in one or more transactions over a period of time. It is not anticipated that any further stockholder votes will be solicited with respect to the approval of the specific terms of any particular sales of assets approved by the Board. There can be no assurance that we will be able to sell our intellectual property assets on attractive terms, or at all. We do not anticipate amending or supplementing this proxy statement to reflect any such agreement or sale, unless required by applicable law, or selling any additional assets in the future. See the section entitled “Risk Factors - Risks Related to the Dissolution” beginning on page 9 of this proxy statement.

Costs and Expenses

We will pay all costs and expenses that the Board may determine from time to time to be necessary or advisable to effect the Dissolution in accordance with the Plan of Distribution and as may be necessary or advisable to continue our existence and operations. These costs and expenses may include, without limitation, brokerage, agency, professional, consulting and other fees and expenses of persons rendering services to the Company in connection with the matters described in the Plan of Distribution and costs incurred to comply with contracts to which the Company is a party.

Indemnification

We will continue to indemnify our officers, directors, employees and agents in accordance with, and to the extent required or permitted by, the DGCL, our Certificate of Incorporation, Bylaws, and any contractual arrangements, whether these arrangements existed before the Dissolution or were entered into after the Dissolution. During the Survival Period, acts and omissions of any indemnified or insured person in connection with the implementation of the Plan of Distribution will be covered to the same extent that they were covered before the effective time of the Dissolution. The Board is authorized to obtain and maintain insurance as may be necessary to cover the Company’s indemnification obligations, including seeking an extension in time and coverage of our insurance policies currently in effect.

Stockholder Consent

Authorization of the Dissolution by the holders of a majority of the outstanding shares of common stock of the Company entitled to vote thereon shall, shall, to the fullest extent permitted by law, constitute approval of all matters described in this proxy statement relating to the Dissolution, including our Plan of Distribution.

Authorization of the Dissolution by the holders of a majority of the outstanding shares of common stock of the Company shall constitute the authorization of the sale, exchange or other disposition in liquidation of all of the remaining property and assets of the Company after the effective time of the Dissolution, whether the sale, exchange or other disposition occurs in one transaction or a series of transactions, and shall constitute ratification of any and all contracts for sale, exchange or other disposition that are conditioned on stockholder approval.

Subsidiaries

As part of the Dissolution, we may take actions with respect to our subsidiaries, based on the advice and counsel of our legal and other advisors and in accordance with the requirements of the laws and charter documents governing such subsidiary, to liquidate, dissolve or otherwise wind up such subsidiaries.

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Legal Claims

We will defend any claims against us, our officers or directors or our subsidiaries, whether a claim exists before the Effective Time or is brought during the Survival Period, based on advice and counsel of our legal and other advisors and in such manner, at such time and with such costs and expenses as our Board may approve from time to time. During the Survival Period, we may continue to prosecute any claims that we had against others before the Effective Time and may institute any new claims against any person as the Board may determine necessary or advisable to protect the Company and its assets and rights or to implement the Plan of Distribution. At the Board’s discretion, we may defend, prosecute or settle any lawsuits, as applicable.

Effective Time; Stock of the Company

From and after the Effective Time, and subject to applicable law, each holder of shares of our common stock shall cease to have any rights in respect of that stock, except the right to receive distributions, if any, pursuant to and in accordance with the Plan of Distribution and the DGCL. After the Effective Time, our stock transfer records shall be closed, and we will not record or recognize any transfer of our common stock occurring after the Effective Time, except, in our sole discretion, such transfers occurring by will, intestate succession or operation of law as to which we have received adequate written notice. We expect the Effective Time to be as soon as reasonably practicable after the Dissolution is approved by our stockholders, and we intend to provide advance notice to our stockholders prior to closing our stock transfer records. No stockholder shall have any appraisal rights in connection with our Dissolution and winding-up. It is anticipated that no further trading of our shares will occur after the Effective Time.

Unclaimed Distributions

If any distribution to a stockholder cannot be made, whether because the stockholder cannot be located, has not surrendered a certificate evidencing ownership of the Company’s common stock or provided other evidence of ownership as required in the Plan of Distribution or by the Board or for any other reason, the distribution to which the stockholder is otherwise entitled will be transferred, at such time as the final liquidating distribution is made by us, or as soon as practicable after that distribution, to the official of such state or other jurisdiction authorized by applicable law to receive the proceeds of the distribution. The proceeds of such distribution will thereafter be held solely for the benefit of and for ultimate distribution to the stockholder as the sole equitable owner of the distribution and will be treated as abandoned property and escheat to the applicable state or other jurisdiction in accordance with applicable law. The proceeds of any such distribution will not revert to or become the property of us or any other stockholder.

Liquidating Trust

While we do not currently propose transferring our assets to a liquidating trust, we may do so if deemed appropriate by our Board, based on advice of our legal, tax and accounting advisors. We may, for example, transfer assets to a liquidating trust if we are unable to complete the Dissolution within the initial three-years of the Survival Period.

Abandonment, Exceptions, Modifications, Clarifications and Amendments

Notwithstanding the authorization of the Dissolution by our stockholders as described in this proxy statement, our Board will have the right, as permitted by the DGCL, to abandon the Dissolution at any time before the Effective Time and terminate our Plan of Distribution, without any action by our stockholders, if our Board determines that to do so is in the best interest of us and our stakeholders. Without further action by our stockholders, our Board may, to the extent permitted by Delaware law, waive, modify or amend any part of our Plan of Distribution, and may provide for exceptions to or clarifications of the terms of our Plan of Distribution. After the Effective Time, revocation of the Dissolution would require stockholder approval under Delaware law.

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Contingent Liabilities; Reserves

Under Delaware law, we are required, in connection with the Dissolution, to pay or make reasonable provision for payment of our liabilities and obligations. We will pay all of our expenses (including operating and wind-up expenses to be incurred throughout the Dissolution and wind-up process) and other known, non-contingent liabilities. We have used and anticipate continuing to use cash until the end of the Survival Period for a number of items, including, but not limited to, the following:

●	ongoing operating, reporting and listing expenses;

●	expenses, including retention amounts, incurred in connection with extending our directors’ and officers’ insurance coverage;

●	expenses incurred in connection with the Dissolution;

●	taxes imposed upon us and any of our assets; and

●	professional, legal, consulting and accounting fees.

We will maintain a reserve, consisting of cash or other assets that we believe will be adequate for the satisfaction of all of our current unknown, contingent and/or conditional claims and liabilities. We may also take other steps to provide for the satisfaction of the reasonably estimated amount of such claims and liabilities, including acquiring insurance coverage with respect to certain claims and liabilities. We currently estimate that we will maintain a cash reserve in the range between approximately $0.1 million and $0.15 million for expenses as well as unknown, contingent and/or conditional liabilities during the Survival Period.

The estimated amount of the reserve is based upon certain estimates and assumptions and a review of our estimated operating expenses and future estimated liabilities, including, without limitation, estimated operating costs, directors’ and officers’ insurance, legal, accounting and consulting fees and miscellaneous expenses, and accrued expenses reflected in our financial statements. There can be no assurance that the reserve will be sufficient. If any of our estimates regarding the expenses to be incurred in the liquidation process, including expenses of personnel required and other operating expenses (including legal, accounting and consulting fees) necessary to dissolve and liquidate the Company and the expenses to satisfy outstanding obligations, liabilities and claims during the liquidation process, are inaccurate, we may be required to increase the amount of the reserve. After the liabilities, expenses and obligations for which the reserve is established have been satisfied in full (or determined not to be owed), we will distribute to our stockholders any remaining portion of the reserve.

In the event we fail to create an adequate reserve for the payment of our expenses and liabilities, and amounts have been distributed to the stockholders under the Plan of Distribution, our creditors may be able to pursue claims against our stockholders directly to the extent that they have claims co-extensive with such stockholders’ receipt of liquidating distributions. See the section entitled “Risk Factors - Risk Factors Related to the Dissolution - Our stockholders may be liable to third parties for part or all of the amount received from us in our liquidating distributions if reserves are inadequate” beginning on page 11 of this proxy statement.

If we were held by a court to have failed to make adequate provision for our expenses and liabilities or if the amount required to be paid in respect of such liabilities exceeded the amount available from the reserve and any assets of the liquidating trust or trusts, a creditor of ours could seek an injunction against the making of liquidating distributions under the Plan of Distribution on the grounds that the amounts to be distributed were needed to provide for the payment of our expenses and liabilities. Any such action could delay or substantially diminish the cash distributions to be made to stockholders under the Plan of Distribution.

Reporting Requirements

Whether or not the Dissolution is approved, we will have an obligation to continue to comply with the applicable reporting requirements of the Exchange Act until we have exited from such reporting requirements. We plan to initiate steps to exit from certain reporting requirements under the Exchange Act. However, such process may be protracted and we may be required to continue to file Current Reports on Form 8-K to disclose material events, including those related to the Dissolution. Accordingly, we will continue to incur expenses that will reduce the amount available for distribution, including expenses of complying with public company reporting requirements and paying its service providers, among others.

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Interests of Certain Persons in the Dissolution

After the Effective Time, we expect that our Board (or some subset thereof) and some of our officers will continue in their positions for the purpose of winding up our business and affairs. We expect to compensate these individuals at a level consistent with their compensation level prior to Effective Time.

See “Security Ownership of Certain Beneficial Owners and Management” for information regarding the number of shares of common stock owned by our directors and executive officers.

Our Certificate of Incorporation, Bylaws, and the DGCL

During the Survival Period, we will continue to be governed by our Certificate of Incorporation and Bylaws, insofar as their terms apply and insofar as necessary or appropriate to implement our Plan of Distribution. Our Board will continue to have the authority to amend our Bylaws as the Board may deem necessary or advisable. To any extent that the provisions of our Plan of Distribution conflict with any provision of the DGCL, the provisions of the DGCL shall prevail.

Authority of the Board

Our Board, without further action by our stockholders, is authorized to take all actions as it deems necessary or advisable to implement our Plan of Distribution. All determinations and decisions to be made by our Board will be at the absolute and sole discretion of our Board.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED DISSOLUTION

Certain U.S. Federal Income Tax Consequences

The following discussion is a general summary of certain material U.S. federal income tax consequences of the proposed Dissolution to our common stockholders that are U.S. Holders and Non-U.S. Holders (each defined below). The following discussion is based on the Internal Revenue Code of 1986, as amended (“Code”), its legislative history, the Treasury Regulations thereunder, and published rulings and decisions, all as currently in effect as of the date of this proxy statement, and all of which are subject to change, possibly with retroactive effect. Tax considerations under state and local laws, federal laws other than those pertaining to U.S. federal income tax, and non-U.S. tax laws are not addressed in this proxy statement. The following discussion has no binding effect on the IRS or the courts. This discussion does not address all of the U.S. federal income tax consequences that may be relevant to our stockholders in light of their individual circumstances. The discussion below does not address any U.S. federal income tax consequences to our stockholders who, for U.S. federal tax purposes, are subject to special rules, such as:

●	banks, financial institutions or insurance companies;

●	tax-exempt entities;

●	persons who hold shares as part of a straddle, hedge, integrated transaction or conversion transaction;

●	persons who have been, but are no longer, citizens or residents of the United States;

●	persons holding shares through an S corporation, partnership or other fiscally transparent entity;

●	dealers or traders in securities, commodities or currencies, or other persons who have elected mark-to-market accounting;

●	grantor trusts;

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●	U.S. persons whose “functional currency” is not the U.S. dollar;

●	regulated investment companies or real estate investment trusts;

●	persons who hold shares as “qualified small business stock” under Section 1202 of the Code or “section 1244 stock” under Section 1244 of the Code;

●	persons who received the shares of our common stock through the exercise of incentive stock options or through the issuance of restricted stock under an equity incentive plan or through a tax qualified retirement plan;

●	persons who own (directly or through attribution) five percent or more (by voting power or value) of our common stock;

●	“controlled foreign corporations,” “passive foreign investment companies,” and corporations that accumulate earnings to avoid U.S. federal income tax; or

●	“qualified foreign pension funds” as defined in Section 897(l)(2) of the Code and entities all of the interests of which are held by qualified foreign pension funds.

Furthermore, this discussion does not apply to holders of options or warrants or stockholders who acquired their shares by exercising options or warrants, nor does it apply to stockholders who received their shares in connection with the performance of services. This discussion assumes that stockholders hold their shares of our common stock as capital assets within the meaning of Section 1221 of the Code.

For purposes of this discussion, a “U.S. Holder” is a beneficial owner of shares of common stock of the Company that for U.S. federal income tax purposes is:

●	an individual citizen or resident of the United States;

●	a corporation (or other entity treated as a corporation for U.S. federal tax purposes) created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate the income of which is subject to U.S. federal income tax regardless of its source; or

●	a trust, if the trust has validly elected to be treated as a U.S. person for U.S. federal tax purposes or if (1) a U.S. court can exercise primary supervision over its administration and (2) one or more U.S. persons have authority to control all of the substantial decisions of the trust.

For purposes of this discussion, a “Non-U.S. Holder” is any beneficial owner of our common stock that is neither a U.S. Holder nor an entity or arrangement treated as a partnership for U.S. federal income tax purposes.

If a partnership (or other entity or arrangement treated as a partnership for U.S. federal tax purposes) is a beneficial owner of shares of our common stock, the tax treatment of a partner in that partnership will generally depend on the status of the partner and the activities of the partnership. HOLDERS OF OUR COMMON STOCK THAT ARE PARTNERSHIPS AND PARTNERS IN THOSE PARTNERSHIPS, SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE U.S. FEDERAL INCOME TAX CONSEQUENCES TO THEM OF THE PROPOSED LIQUIDATION AND DISSOLUTION.

U.S. Federal Income Tax Consequences of the Dissolution

Until all of our remaining assets have been distributed to our stockholders or a liquidating trust and the liquidation is complete, we will continue to be subject to U.S. federal income tax on our income, if any, such as interest income. We will recognize gain or loss, if any, upon the sale of any assets held directly by us in connection with our Dissolution in an amount equal to the difference between (1) the fair market value of the consideration received for each asset sold and (2) our adjusted tax basis in the asset sold. We may also recognize income from the liquidation and dissolution of our subsidiaries that will occur as part of the proposed Dissolution. We should not recognize any gain or loss upon the distribution of cash to our stockholders as part of the proposed Dissolution. We currently do not anticipate making distributions of property other than cash to stockholders as part of the proposed Dissolution. If we do make a liquidating distribution to our stockholders of property other than cash, we generally will recognize gain or loss upon the distribution of the property as if the property were sold to our stockholders for its fair market value on the date of the distribution. Any tax liability resulting from the proposed Dissolution will reduce the cash available for distribution to our stockholders.

Notwithstanding our position that any distributions made pursuant to the Plan of Distribution will be treated as a series of distributions in complete liquidation of the Company, it is possible that the IRS or a court could determine that any of these distributions is a current distribution. In addition, if the Dissolution is abandoned or revoked, these distributions would be treated as current distributions. A current distribution would be treated as a dividend for U.S. federal income tax purposes to the extent of our current and accumulated earnings and profits. Under this treatment, amounts not treated as dividends for U.S. federal income tax purposes would constitute a return of capital and first be applied against and reduce a holder’s adjusted tax basis in its shares of our common stock, but not below zero. Any excess would be treated as capital gain. Stockholders should consult their tax advisors with respect to the proper characterization of any distributions made pursuant to the Plan of Distribution.

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U.S. Federal Income Tax Consequences to U.S. Holders

We intend for distributions made pursuant to the Plan of Distribution to be treated as a series of distributions in complete liquidation of the Company, and this discussion assumes this treatment will be respected. In accordance with such treatment, U.S. Holders that receive any distributions made by us pursuant to the Plan of Distribution will be treated as receiving those amounts as full payment in exchange for their shares of common stock in the Company. A U.S. Holder generally will recognize gain or loss on a share-by-share basis equal to the difference between (1) the sum of the amount of cash and the fair market value of property, if any, distributed to the U.S. Holder with respect to each share (including distributions to any liquidating trust, as discussed below), less any known liabilities assumed by the U.S. Holder or to which the distributed property (if any) is subject, and (2) the U.S. Holder’s adjusted tax basis in each share of our common stock. A U.S. Holder may determine gain or loss on a block-by-block basis if the U.S. Holder holds blocks of our common stock (generally as a result of acquiring a block of common stock at the same time and at the same price). Each U.S. Holder must allocate liquidating distributions proportionately to each share of common stock, or, if applicable, each block of common stock, held by the U.S. Holder. Liquidating distributions are first applied against, and reduce, the U.S. Holder’s adjusted tax basis with respect to a share or a block before recognizing any gain or loss. A U.S. Holder will recognize gain to the extent the aggregate distributions allocated to the share of common stock or, if applicable, block of common stock exceeds the U.S. Holder’s adjusted tax basis with respect to such share or such block. A U.S. Holder will recognize loss only to the extent the U.S. Holder has an adjusted tax basis with respect to a share or a block after taking into account all liquidating distributions allocated to the share or the block. Any loss can only be recognized in the tax year that a U.S. Holder receives our final liquidating distribution.

Generally, gain or loss recognized by a U.S. Holder in connection with the proposed Dissolution will be capital gain or loss, and will be long-term capital gain or loss if the U.S. Holder has held a share or block for more than one year or short-term capital gain or loss if the U.S. Holder has held the share or block for one year or less. Certain U.S. Holders, including individuals, may qualify for preferential tax rates on long-term capital gains. The deductibility of capital losses is subject to certain limitations. While we do not anticipate distributing any contingent claims to our U.S. Holders or a liquidating trust as part of the proposed Dissolution, amounts, if any, received by a U.S. Holder upon the resolution of a contingent claim that has been distributed could be considered ordinary income rather than capital gain. U.S. Holders should consult their own tax advisors with respect to the tax consequences of receiving a contingent claim as part of the proposed Dissolution.

If a U.S. Holder is required to satisfy any liability not fully covered by our reserve (see the section of this proxy statement captioned “Contingent Liabilities; Reserves”), payments by such U.S. Holder in satisfaction of such liabilities would generally result in a capital loss in the year paid, which, in the hands of individual U.S. Holders, cannot be carried back to prior years to offset capital gains realized from a liquidating distribution in those years.

If we effect the proposed Dissolution, we intend to provide U.S. Holders and the IRS with statements indicating the amount of cash, and, as applicable, our best estimates of the fair market value of any other property, distributed to our U.S. Holders (or transferred to the liquidating trust, as discussed above) at such time and in such manner as required by applicable Treasury Regulations.

U.S. Federal Income Tax Consequences to Non-U.S. Holders

Non-U.S. Holders that receive any distributions made by us pursuant to the Plan of Distribution will be treated as receiving those amounts as full payment in exchange for their shares of common stock. The amount of any such distributions allocable to a block of shares of our common stock owned by the Non-U.S. Holder will reduce the Non-U.S. Holder’s tax basis in such shares, but not below zero. Any excess amount allocable to such shares will be treated as capital gain. A Non-U.S. Holder will not be subject to U.S. federal income tax on any such gain unless:

●	the gain is effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, the Non-U.S. Holder maintains a permanent establishment in the United States to which such gain is attributable);
●	the Non-U.S. Holder is a nonresident alien individual present in the United States for 183 days or more during the taxable year of the disposition and certain other requirements are met; or
●	our common stock constitutes a U.S. real property interest (“USRPI”) by reason of our status as a U.S. real property holding corporation (“USRPHC”) for U.S. federal income tax purposes.

Gain described in the first bullet point above will generally be subject to U.S. federal income tax on a net income basis at the regular rates. A Non-U.S. Holder that is a corporation also may be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected gain, as adjusted for certain items.

A Non-U.S. Holder described in the second bullet point above will be subject to U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on any gain realized, which may be offset by certain U.S. source capital losses of the Non-U.S. Holder (even though the individual is not considered a resident of the United States), provided the Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses.

With respect to the third bullet point above, we believe we are not currently and do not anticipate becoming a USRPHC. Because the determination of whether we are a USRPHC depends on the fair market value of our USRPIs relative to the fair market value of our other business assets and our non-U.S. real property interests, however, there can be no assurance we currently are not a USRPHC or will not become one in the future. Even if we are or were a USRPHC, gain recognized by a Non-U.S. Holder will not be subject to U.S. federal income tax if one or more exceptions from these rules under the Code apply.

Non-U.S. Holders should consult their tax advisors regarding potentially applicable income tax treaties that may provide for different rules.

Backup Withholding

U.S. Holders

Distributions to any U.S. Holder that fails to provide the appropriate certification in accordance with applicable Treasury Regulations generally will be reduced by backup withholding at the rate applicable at the time of the distributions. Backup withholding generally will not apply to payments made to certain exempt recipients, such as corporations. Backup withholding is not an additional tax. Amounts that are withheld under backup withholding rules may be refunded or credited against the U.S. Holder’s U.S. federal income tax liability, if any, provided that certain required information is furnished to the IRS in a timely manner. U.S. Holders should consult their own tax advisors regarding the application of backup withholding in their particular circumstances.

Non-U.S. Holders

A distribution made pursuant to the Plan of Distribution and received within the United States or through certain U.S.-related brokers generally will not be subject to backup withholding or information reporting, if the applicable withholding agent does not have actual knowledge or reason to know the holder is a United States person and the holder either certifies its non-U.S. status, such as by furnishing a valid IRS Form W-8BEN, W-8BEN-E or W-8ECI, or otherwise establishes an exemption. Proceeds from a distribution made pursuant to the Plan of Distribution and received through a non-U.S. office of a non-U.S. broker generally will not be subject to backup withholding or information reporting.

Copies of information returns that are filed with the IRS may also be made available under the provisions of an applicable treaty or agreement to the tax authorities of the country in which the Non-U.S. Holder resides or is established.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a Non-U.S. Holder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

THE U.S. FEDERAL INCOME TAX CONSEQUENCES SUMMARIZED ABOVE ARE FOR GENERAL INFORMATION ONLY. STOCKHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE PARTICULAR CONSEQUENCES THAT MAY APPLY TO THEM.

Votes Required

The affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote at the Special Meeting is required to approve the Dissolution Proposal. Abstentions, “broker non-votes,” and failures to vote will have the same effect as a vote “AGAINST” the Dissolution Proposal.

Board Recommendation

The Board recommends that the stockholders vote “FOR” the Dissolution Proposal to approve the Dissolution in accordance with the terms and conditions of the Plan of Distribution.

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PROPOSAL 2 - APPROVAL OF AN ADJOURNMENT OF THE SPECIAL MEETING

Our stockholders are being asked to consider and vote upon a proposal to adopt and approve the adjournment of the Special Meeting, from time to time, if determined necessary or advisable by the Board or any committee thereof, including to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Dissolution Proposal.

In the Adjournment Proposal, we are asking you to authorize the holder of any proxy solicited by the Board, and each of them individually, to vote in favor of a proposal to approve and adjourn the Special Meeting, from time to time, to a later date or dates, if determined necessary or advisable by the Board or any committee thereof, including to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Dissolution Proposal. If the stockholders approve the Adjournment Proposal, we could adjourn the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously voted.

Votes Required

The affirmative vote of a majority of the votes cast at the Special Meeting, in person or by proxy, is required to approve the Adjournment Proposal. As a result, abstentions and “broker non-votes” will have no effect on the outcome of this proposal.

Board Recommendation

The Board recommends that the stockholders vote “FOR” the adjournment of the Special Meeting, from time to time, if determined necessary or advisable by the Board or any committee thereof, including to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the Dissolution Proposal.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, to the extent known by us or ascertainable from public filings, with respect to the beneficial ownership of our common stock as of June 17, 2024 by:

●	each of our directors;

●	each of our NEOs;

●	all of our directors and executive officers as a group; and

●	each person, or group of affiliated persons, who is known by us to be the beneficial owners of greater than 5.0% of our common stock.

The column entitled “Shares Beneficially Owned” is based on a total of 6,388,876 shares of our common stock outstanding as of June 17, 2024.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options, warrants and restricted stock units that are currently exercisable or exercisable within 60 days of June 17, 2024 are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise set forth below, the address of each beneficial owner is: Motus GI Holdings, Inc., 1301 East Broward Boulevard, 3rd Floor, Ft. Lauderdale, Florida 33301.

Beneficial ownership representing less than 1% is denoted with an asterisk (*).

Name of beneficial owner	Amount and nature of beneficial ownership	Percentage of class
Officers and Directors
Mark Pomeranz (1)	8,087	*	%
Ravit Ram (2)	3,666	*
Elad Amor (3)	1,915	*
Timothy P. Moran (4)	5,988	*
Scott Durbin (5)	-	*
Sonja Nelson (6)	666	*
Gary Pruden (7)	1,432	*

Directors and Officers as a Group (7 persons)	21,754	*	%

1.	Includes 7,276 shares of our common stock issuable upon the exercise of stock options that are exercisable within sixty days of June 17, 2024. Does not include 7,647 shares of our common stock issuable upon the exercise of stock options that are not exercisable within sixty days of June 17, 2024. Includes 754 shares of our common stock pursuant to restricted stock unit awards which have vested as of June 17, 2024, or which will be vested within sixty days of June 17, 2024. Does not include 54 shares of our common stock issuable upon the vesting of restricted stock units that will not vest within sixty days of June 17, 2024.

2.	Includes 3,666 shares of our common stock issuable upon the exercise of stock options that are exercisable within sixty days of June 17, 2024. Does not include 4,628 shares of our common stock issuable upon the exercise of stock options that are not exercisable within sixty days of June 17, 2024.

3.	Includes 1,915 shares of our common stock issuable upon the exercise of stock options that are exercisable within sixty days of June 17, 2024. Does not include 4,628 shares of our common stock issuable upon the exercise of stock options that are not exercisable within sixty days of June 17, 2024.

4.	Includes 3,896 shares of our common stock issuable upon the exercise of stock options that are exercisable within sixty days of June 17, 2024. Does not include 544 shares of our common stock issuable upon the exercise of stock options that are not exercisable within sixty days of June 17, 2024. Includes 1,881 shares of our common stock pursuant to restricted stock unit awards which have vested as of June 17, 2024, or which will be vested within sixty days of June 17, 2024. Does not include 99 shares of our common stock issuable upon the vesting of restricted stock units that will not vest within sixty days of June 17, 2024.

5.	Does not include 166 shares of our common stock issuable upon the exercise of stock options that are not exercisable within sixty days of June 17, 2024.

6.	Includes 332 shares of our common stock issuable upon the exercise of stock options that are exercisable within sixty days of June 17, 2024.

7.	Includes 556 shares of our common stock issuable upon the exercise of stock options that are exercisable within sixty days of June 17, 2024. Includes 141 shares of our common stock pursuant to restricted stock unit awards which have vested as of June 17, 2024, or which will be vested within sixty days of June 17, 2024.

25

HOUSEHOLDING OF PROXY MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including this proxy statement, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to: Motus GI Holdings, Inc., 1301 East Broward Boulevard, 3rd Floor, Ft. Lauderdale, FL 33301. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS

We do not intend to hold future annual meetings of stockholders, including the 2024 annual meeting of stockholders, if the Plan of Distribution is approved by the Secretary of State.

OTHER MATTERS

Our Board does not know of any other matters to be brought before the Special Meeting. If any other matters not mentioned in this proxy statement are properly brought before the Special Meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

WHERE YOU CAN FIND MORE INFORMATION

We formerly filed annual, quarterly and current reports, proxy statements and other information with the SEC, and currently file annual and quarterly disclosure statements, including financial statements, with the OTC Markets Group. The SEC maintains a website at www.sec.gov that contains reports, proxy statements and other information regarding issuers, including us, who file electronically with the SEC. The reports and other information filed by us with the SEC are also available at our website at https://ir.motusgi.com/sec-filings. The OTC Markets Group maintains a website at otcmarkets.com. The information contained on those websites is specifically not incorporated by reference into this proxy statement.

If you have any questions or require any assistance in voting your shares, please call:

Alliance Advisors, LLC

200 Broadacres Drive, 3rd Floor, Bloomfield, NJ 07003

855-200-8274

26

ANNEX A

PLAN OF DISTRIBUTION

OF

MOTUS GI HOLDINGS, INC.

I.	Calculations of Amounts To Be Paid or Set Aside for Current or Potential Creditors

A.	Pay or make reasonable provision to pay all known claims and obligations, including all contingent, conditional or unmatured contractual claims (Section 281(b)(i)). (*)

1.	Current Claims and Obligations:

See Attachment A – Summary of Assets and Liabilities.

2.	Contingent, conditional or unmatured claims.

Contingent indemnification obligations

3.	Total: Approximately $4,769,000

(*) Such claims and obligations shall be paid or provided for according to their priority and, among claims of equal priority, ratably to the extent of assets legally available therefor.

B.	Make provision as will be reasonably likely to be sufficient to provide compensation for any claim against the Corporation, which is the subject of a pending action, suit or proceeding to which the Corporation is a party (Section 281(b)(ii))

1.	Pending actions, suits or proceedings against the Corporation:

N/A

2.	Total: $0

C.	Make provision as will be reasonably likely to be sufficient to provide compensation for unknown claims or claims that have not arisen but that, based on facts known to the Corporation, are likely to arise or to become known to the Corporation before.

1.	Claims that are likely to arise in the next 10 years:

N/A.

Attachment A

Summary of Assets and Liabilities
($ 000’s)		Notes
Assets
Cash	$2,125	As of June 6, 2024
Prepaid	$725	As of June 6, 2024
Other assets	$1,144	Based on Q1 2024 close
Total Assets	$3,994

Liabilities
Secured Debt	$(2,319)	As of June 6, 2024
Estimated Wind Down Administrative Costs	$(1,500)	As of June 6, 2024
Trade and Other Unsecured Liabilities	$(950)	As of June 6, 2024
Total Liabilities	$(4,769)

A-1

ANNEX B

Sections 275 through 283 of the DGCL

§ 275. Dissolution generally; procedure.

(a) If it should be deemed advisable in the judgment of the board of directors of any corporation that it should be dissolved, the board, after the adoption of a resolution to that effect by a majority of the whole board at any meeting called for that purpose, shall cause notice of the adoption of the resolution and of a meeting of stockholders to take action upon the resolution to be given to each stockholder entitled to vote thereon as of the record date for determining the stockholders entitled to notice of the meeting.

(b) At the meeting a vote shall be taken upon the proposed dissolution. If a majority of the outstanding stock of the corporation entitled to vote thereon shall vote for the proposed dissolution, a certification of dissolution shall be filed with the Secretary of State pursuant to subsection (d) of this section.

(c) Dissolution of a corporation may also be authorized without action of the directors if all the stockholders entitled to vote thereon shall consent in writing and a certificate of dissolution shall be filed with the Secretary of State pursuant to subsection (d) of this section.

(d) If dissolution is authorized in accordance with this section, a certificate of dissolution shall be executed, acknowledged and filed, and shall become effective, in accordance with § 103 of this title. Such certificate of dissolution shall set forth:

(1) The name of the corporation;

(2) The date dissolution was authorized;

(3) That the dissolution has been authorized by the board of directors and stockholders of the corporation, in accordance with subsections (a) and (b) of this section, or that the dissolution has been authorized by all of the stockholders of the corporation entitled to vote on a dissolution, in accordance with subsection (c) of this section;

(4) The names and addresses of the directors and officers of the corporation; and

(5) The date of filing of the corporation’s original certificate of incorporation with the Secretary of State.

(e) The resolution authorizing a proposed dissolution may provide that notwithstanding authorization or consent to the proposed dissolution by the stockholders, or the members of a nonstock corporation pursuant to § 276 of this title, the board of directors or governing body may abandon such proposed dissolution without further action by the stockholders or members.

(f) If a corporation has included in its certificate of incorporation a provision limiting the duration of its existence to a specified date in accordance with § 102(b)(5) of this title, a certificate of dissolution shall be executed, acknowledged and filed in accordance with § 103 of this title within 90 days before such specified date and shall become effective on such specified date. Such certificate of dissolution shall set forth:

(1) The name of the corporation;

(2) The date specified in the corporation’s certificate of incorporation limiting the duration of its existence;

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(3) The names and addresses of the directors and officers of the corporation; and

(4) The date of filing of the corporation’s original certificate of incorporation with the Secretary of State

The failure to timely file a certificate of dissolution pursuant to this subsection with respect to any corporation shall not affect the expiration of such corporation’s existence on the date specified in its certificate of incorporation pursuant to § 102(b)(5) of this title and shall not eliminate the requirement to file a certificate of dissolution as contemplated by this subsection. If a certificate of good standing is issued by the Secretary of State after the date specified in a corporation’s certificate of incorporation pursuant to § 102(b)(5) of this title, such certificate of good standing shall be of no force or effect.

(g) A corporation shall be dissolved upon the earlier of:

(1) The date specified in such corporation’s certificate of incorporation pursuant to § 102(b)(5) of this title; or

(2) The effectiveness in accordance with § 103 of this title of a certificate of dissolution filed in accordance with this section.

§ 276. Dissolution of nonstock corporation; procedure.

(a) Whenever it shall be desired to dissolve any nonstock corporation, the governing body shall perform all the acts necessary for dissolution which are required by § 275 of this title to be performed by the board of directors of a corporation having capital stock. If any members of a nonstock corporation are entitled to vote for the election of members of its governing body or are entitled to vote for dissolution under the certificate of incorporation or the bylaws of such corporation, such members shall perform all the acts necessary for dissolution which are contemplated by § 275 of this title to be performed by the stockholders of a corporation having capital stock, including dissolution without action of the members of the governing body if all the members of the corporation entitled to vote thereon shall consent in writing and a certificate of dissolution shall be filed with the Secretary of State pursuant to § 275(d) of this title. If there is no member entitled to vote thereon, the dissolution of the corporation shall be authorized at a meeting of the governing body, upon the adoption of a resolution to dissolve by the vote of a majority of members of its governing body then in office. In all other respects, the method and proceedings for the dissolution of a nonstock corporation shall conform as nearly as may be to the proceedings prescribed by § 275 of this title for the dissolution of corporations having capital stock.

(b) If a nonstock corporation has not commenced the business for which the corporation was organized, a majority of the governing body or, if none, a majority of the incorporators may surrender all of the corporation rights and franchises by filing in the office of the Secretary of State a certificate, executed and acknowledged by a majority of the incorporators or governing body, conforming as nearly as may be to the certificate prescribed by § 274 of this title.

(c) If a nonstock corporation has included in its certificate of incorporation a provision limiting the duration of its existence to a specified date in accordance with § 102(b)(5) of this title, a certificate of dissolution shall be executed, acknowledged and filed in accordance with § 103 of this title within 90 days before such specified date and shall become effective on such specified date. Such certificate of dissolution shall include the information required by § 275(f) of this title. The failure to timely file a certificate of dissolution pursuant to this subsection with respect to any nonstock corporation shall not affect the expiration of such corporation’s existence on the date specified in its certificate of incorporation pursuant to § 102(b)(5) of this title and shall not eliminate the requirement to file a certificate of dissolution as contemplated by this subsection. If a certificate of good standing is issued by the Secretary of State after the date specified in a nonstock corporation’s certificate of incorporation pursuant to § 102(b)(5) of this title, such certificate of good standing shall be of no force or effect.

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§ 277. Payment of franchise taxes before dissolution, merger, transfer or conversion.

No corporation shall be dissolved, merged, transferred (without continuing its existence as a corporation of this State) or converted under this chapter until:

(1) All franchise taxes due to or assessable by the State including all franchise taxes due or which would be due or assessable for the entire calendar month during which such dissolution, merger, transfer or conversion becomes effective have been paid by the corporation; and

(2) All annual franchise tax reports including a final annual franchise tax report for the year in which such dissolution, merger, transfer or conversion becomes effective have been filed by the corporation; notwithstanding the foregoing, if the Secretary of State certifies that an instrument to effect a dissolution, merger, transfer or conversion has been filed in the Secretary of State’s office, such corporation shall be dissolved, merged, transferred or converted at the effective time of such instrument.

§ 278. Continuation of corporation after dissolution for purposes of suit and winding up affairs.

All corporations, whether they expire by their own limitation or are otherwise dissolved, shall nevertheless be continued, for the term of 3 years from such expiration or dissolution or for such longer period as the Court of Chancery shall in its discretion direct, bodies corporate for the purpose of prosecuting and defending suits, whether civil, criminal or administrative, by or against them, and of enabling them gradually to settle and close their business, to dispose of and convey their property, to discharge their liabilities and to distribute to their stockholders any remaining assets, but not for the purpose of continuing the business for which the corporation was organized. With respect to any action, suit or proceeding begun by or against the corporation either prior to or within 3 years after the date of its expiration or dissolution, the action shall not abate by reason of the dissolution of the corporation; the corporation shall, solely for the purpose of such action, suit or proceeding, be continued as a body corporate beyond the 3-year period and until any judgments, orders or decrees therein shall be fully executed, without the necessity for any special direction to that effect by the Court of Chancery.

Sections 279 through 282 of this title shall apply to any corporation that has expired by its own limitation, and when so applied, all references in those sections to a dissolved corporation or dissolution shall include a corporation that has expired by its own limitation and to such expiration, respectively.

§ 279. Trustees or receivers for dissolved corporations; appointment; powers; duties.

When any corporation organized under this chapter shall be dissolved in any manner whatever, the Court of Chancery, on application of any creditor, stockholder or director of the corporation, or any other person who shows good cause therefor, at any time, may either appoint 1 or more of the directors of the corporation to be trustees, or appoint 1 or more persons to be receivers, of and for the corporation, to take charge of the corporation’s property, and to collect the debts and property due and belonging to the corporation, with power to prosecute and defend, in the name of the corporation, or otherwise, all such suits as may be necessary or proper for the purposes aforesaid, and to appoint an agent or agents under them, and to do all other acts which might be done by the corporation, if in being, that may be necessary for the final settlement of the unfinished business of the corporation. The powers of the trustees or receivers may be continued as long as the Court of Chancery shall think necessary for the purposes aforesaid.

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§ 280. Notice to claimants; filing of claims.

(a)	(1) After a corporation has been dissolved in accordance with the procedures set forth in this chapter, the corporation or any successor entity may give notice of the dissolution, requiring all persons having a claim against the corporation other than a claim against the corporation in a pending action, suit or proceeding to which the corporation is a party to present their claims against the corporation in accordance with such notice. Such notice shall state:

a.That all such claims must be presented in writing and must contain sufficient information reasonably to inform the corporation or successor entity of the identity of the claimant and the substance of the claim;

b.The mailing address to which such a claim must be sent;

c. The date by which such a claim must be received by the corporation or successor entity, which date shall be no earlier than 60 days from the date thereof; and

d. That such claim will be barred if not received by the date referred to in paragraph (a)(1)c. of this section; and

e. That the corporation or a successor entity may make distributions to other claimants and the corporation’s stockholders or persons interested as having been such without further notice to the claimant; and

f. The aggregate amount, on an annual basis, of all distributions made by the corporation to its stockholders for each of the 3 years prior to the date the corporation dissolved.

Such notice shall also be published at least once a week for 2 consecutive weeks in a newspaper of general circulation in the county in which the office of the corporation’s last registered agent in this State is located and in the corporation’s principal place of business and, in the case of a corporation having $10,000,000 or more in total assets at the time of its dissolution, at least once in all editions of a daily newspaper with a national circulation. On or before the date of the first publication of such notice, the corporation or successor entity shall mail a copy of such notice by certified or registered mail, return receipt requested, to each known claimant of the corporation including persons with claims asserted against the corporation in a pending action, suit or proceeding to which the corporation is a party.

(2) Any claim against the corporation required to be presented pursuant to this subsection is barred if a claimant who was given actual notice under this subsection does not present the claim to the dissolved corporation or successor entity by the date referred to in paragraph (a) (1)c. of this section.

(3) A corporation or successor entity may reject, in whole or in part, any claim made by a claimant pursuant to this subsection by mailing notice of such rejection by certified or registered mail, return receipt requested, to the claimant within 90 days after receipt of such claim and, in all events, at least 150 days before the expiration of the period described in § 278 of this title; provided however, that in the case of a claim filed pursuant to § 295 of this title against a corporation or successor entity for which a receiver or trustee has been appointed by the Court of Chancery the time period shall be as provided in § 296 of this title, and the 30-day appeal period provided for in § 296 of this title shall be applicable. A notice sent by a corporation or successor entity pursuant to this subsection shall state that any claim rejected therein will be barred if an action, suit or proceeding with respect to the claim is not commenced within 120 days of the date thereof, and shall be accompanied by a copy of §§ 278 - 283 of this title and, in the case of a notice sent by a court- appointed receiver or trustee and as to which a claim has been filed pursuant to § 295 of this title, copies of §§ 295 and 296 of this title.

B-4

(4) A claim against a corporation is barred if a claimant whose claim is rejected pursuant to paragraph (a)(3) of this section does not commence an action, suit or proceeding with respect to the claim no later than 120 days after the mailing of the rejection notice.

(b)	(1) A corporation or successor entity electing to follow the procedures described in subsection (a) of this section shall also give notice of the dissolution of the corporation to persons with contractual claims contingent upon the occurrence or nonoccurrence of future events or otherwise conditional or unmatured, and request that such persons present such claims in accordance with the terms of such notice. Provided however, that as used in this section and in § 281 of this title, the term “contractual claims” shall not include any implied warranty as to any product manufactured, sold, distributed or handled by the dissolved corporation. Such notice shall be in substantially the form, and sent and published in the same manner, as described in paragraph (a)(1) of this section.

(2) The corporation or successor entity shall offer any claimant on a contract whose claim is contingent, conditional or unmatured such security as the corporation or successor entity determines is sufficient to provide compensation to the claimant if the claim matures. The corporation or successor entity shall mail such offer to the claimant by certified or registered mail, return receipt requested, within 90 days of receipt of such claim and, in all events, at least 150 days before the expiration of the period described in § 278 of this title. If the claimant offered such security does not deliver in writing to the corporation or successor entity a notice rejecting the offer within 120 days after receipt of such offer for security, the claimant shall be deemed to have accepted such security as the sole source from which to satisfy the claim against the corporation.

(c) (1) A corporation or successor entity which has given notice in accordance with subsection (a) of this section shall petition the Court of Chancery to determine the amount and form of security that will be reasonably likely to be sufficient to provide compensation for any claim against the corporation which is the subject of a pending action, suit or proceeding to which the corporation is a party other than a claim barred pursuant to subsection (a) of this section.

(2) A corporation or successor entity which has given notice in accordance with subsections (a) and (b) of this section shall petition the Court of Chancery to determine the amount and form of security that will be sufficient to provide compensation to any claimant who has rejected the offer for security made pursuant to paragraph (b)(2) of this section.

(3) A corporation or successor entity which has given notice in accordance with subsection (a) of this section shall petition the Court of Chancery to determine the amount and form of security which will be reasonably likely to be sufficient to provide compensation for claims that have not been made known to the corporation or that have not arisen but that, based on facts known to the corporation or successor entity, are likely to arise or to become known to the corporation or successor entity within 5 years after the date of dissolution or such longer period of time as the Court of Chancery may determine not to exceed 10 years after the date of dissolution. The Court of Chancery may appoint a guardian ad litem in respect of any such proceeding brought under this subsection. The reasonable fees and expenses of such guardian, including all reasonable expert witness fees, shall be paid by the petitioner in such proceeding.

(d) The giving of any notice or making of any offer pursuant to this section shall not revive any claim then barred or constitute acknowledgment by the corporation or successor entity that any person to whom such notice is sent is a proper claimant and shall not operate as a waiver of any defense or counterclaim in respect of any claim asserted by any person to whom such notice is sent.

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(e) As used in this section, the term “successor entity” shall include any trust, receivership or other legal entity governed by the laws of this State to which the remaining assets and liabilities of a dissolved corporation are transferred and which exists solely for the purposes of prosecuting and defending suits, by or against the dissolved corporation, enabling the dissolved corporation to settle and close the business of the dissolved corporation, to dispose of and convey the property of the dissolved corporation, to discharge the liabilities of the dissolved corporation and to distribute to the dissolved corporation’s stockholders any remaining assets, but not for the purpose of continuing the business for which the dissolved corporation was organized.

(f) The time periods and notice requirements of this section shall, in the case of a corporation or successor entity for which a receiver or trustee has been appointed by the Court of Chancery, be subject to variation by, or in the manner provided in, the Rules of the Court of Chancery.

(g) In the case of a nonstock corporation, any notice referred to in the last sentence of paragraph (a)(3) of this section shall include a copy of § 114 of this title. In the case of a nonprofit nonstock corporation, provisions of this section regarding distributions to members shall not apply to the extent that those provisions conflict with any other applicable law or with that corporation’s certificate of incorporation or bylaws.

§ 281. Payment and distribution to claimants and stockholders.

(a)	A dissolved corporation or successor entity which has followed the procedures described in § 280 of this title:

Shall pay the claims made and not rejected in accordance with § 280(a) of this title,

(1) Shall post the security offered and not rejected pursuant to § 280(b)(2) of this title,

(2) Shall post any security ordered by the Court of Chancery in any proceeding under § 280(c) of this title, and

(3) Shall pay or make provision for all other claims that are mature, known and uncontested or that have been finally determined to be owing by the corporation or such successor entity.

Such claims or obligations shall be paid in full and any such provision for payment shall be made in full if there are sufficient assets. If there are insufficient assets, such claims and obligations shall be paid or provided for according to their priority, and, among claims of equal priority, ratably to the extent of assets legally available therefor. Any remaining assets shall be distributed to the stockholders of the dissolved corporation; provided, however, that such distribution shall not be made before the expiration of 150 days from the date of the last notice of rejections given pursuant to § 280(a)(3) of this title. In the absence of actual fraud, the judgment of the directors of the dissolved corporation or the governing persons of such successor entity as to the provision made for the payment of all obligations under paragraph (a)(4) of this section shall be conclusive.

(b)	A dissolved corporation or successor entity which has not followed the procedures described in § 280 of this title shall, prior to the expiration of the period described in § 278 of this title, adopt a plan of distribution pursuant to which the dissolved corporation or successor entity (i) shall pay or make reasonable provision to pay all claims and obligations, including all contingent, conditional or unmatured contractual claims known to the corporation or such successor entity, (ii) shall make such provision as will be reasonably likely to be sufficient to provide compensation for any claim against the corporation which is the subject of a pending action, suit or proceeding to which the corporation is a party and (iii) shall make such provision as will be reasonably likely to be sufficient to provide compensation for claims that have not been made known to the corporation or that have not arisen but that, based on facts known to the corporation or successor entity, are likely to arise or to become known to the corporation or successor entity within 10 years after the date of dissolution. The plan of distribution shall provide that such claims shall be paid in full and any such provision for payment made shall be made in full if there are sufficient assets. If there are insufficient assets, such plan shall provide that such claims and obligations shall be paid or provided for according to their priority and, among claims of equal priority, ratably to the extent of assets legally available therefor. Any remaining assets shall be distributed to the stockholders of the dissolved corporation.

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(c)	Directors of a dissolved corporation or governing persons of a successor entity which has complied with subsection (a) or (b) of this section shall not be personally liable to the claimants of the dissolved corporation.

(d)	As used in this section, the term “successor entity” has the meaning set forth in § 280(e) of this title.

(e)	The term “priority,” as used in this section, does not refer either to the order of payments set forth in paragraph (a)(1) - (4) of this section or to the relative times at which any claims mature or are reduced to judgment.

(f)	In the case of a nonprofit nonstock corporation, provisions of this section regarding distributions to members shall not apply to the extent that those provisions conflict with any other applicable law or with that corporation’s certificate of incorporation or bylaws.

§ 282. Liability of stockholders of dissolved corporations.

(a)	A stockholder of a dissolved corporation the assets of which were distributed pursuant to § 281(a) or (b) of this title shall not be liable for any claim against the corporation in an amount in excess of such stockholder’s pro rata share of the claim or the amount so distributed to such stockholder, whichever is less.

(b)	A stockholder of a dissolved corporation the assets of which were distributed pursuant to § 281(a) of this title shall not be liable for any claim against the corporation on which an action, suit or proceeding is not begun prior to the expiration of the period described in § 278 of this title.

(c)	The aggregate liability of any stockholder of a dissolved corporation for claims against the dissolved corporation shall not exceed the amount distributed to such stockholder in dissolution.

§ 283. Jurisdiction.

The Court of Chancery shall have jurisdiction of any application prescribed in this subchapter and of all questions arising in the proceedings thereon, and may make such orders and decrees and issue injunctions therein as justice and equity shall require.

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189245 Motus Gi Proxy Card Rev3 Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. 2024

Vote by Internet or Telephone – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

MOTUS GI HOLDINGS, INC.

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on July 24, 2024.

INTERNET/MOBILE – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend the special meeting, visit:
https://www.cstproxy.com/motusgi/2024

PHONE – 1 (866) 894-0536
Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" PROPOSALS 1 AND 2, AND IN THE PROXY'S DISCRETION ON ANY OTHER MATTERS COMING BEFORE THE MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Please mark your votes like this **X**

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

CONTROL NUMBER

Signature____________________ **Signature, if held jointly**____________________ **Date**__________, **2024**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

189245 Motus Gi Proxy Card Rev3 Back

2024

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on July 25, 2024

To view the Proxy Statement and to attend the Special Meeting please visit: https://www.cstproxy.com/motusgi/2024

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

MOTUS GI HOLDINGS, INC.

The undersigned appoints Mark Pomeranz as a proxy, with the power to appoint his substitute, and authorizes him to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Motus GI Holdings, Inc. held of record by the undersigned at the close of business on June 17, 2024 at the Special Meeting of Stockholders of Motus GI Holdings, Inc. to be held on July 25, 2024, virtually at **https://www.cstproxy.com/motusgi/2024**, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSALS 1 AND 2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSON NAMED AS A PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued, and to be marked, dated and signed, on the other side)